UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated May 31, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

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Dear Shareholder,

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive tax-free monthly income. More details about the performance and management strategy of your Fund over this period can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a “growth buyout” offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

In addition to being a valuable option for fixed income investing, municipal bonds may help you achieve and benefit from greater portfolio diversification – a potential way to reduce some of the risk that comes with investing. I encourage you to consult your financial advisor who can explain how a well balanced portfolio can lower the overall investment risk over the long term.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. You may also help your Fund reduce expenses. Sign up is quick and easy – just follow the step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our highest commitment remains to continually meet the needs of our institutional and individual clients as well as the consultants and financial advisors who serve them. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

July 16, 2007

“In addition to being a valuable option for fixed income investing, municipal bonds may help you achieve and benefit from greater portfolio diversification”

Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen Kansas, Kentucky,

Michigan, Missouri, Ohio, and Wisconsin Municipal Bond Funds

Portfolio managers Scott Romans and Daniel Close examine key investment strategies and the performance of the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio, and Wisconsin Municipal Bond Funds. Scott, who has 7 years of investment experience, began managing the Kansas, Missouri, and Wisconsin Funds in 2003. Dan has 5 years of investment experience and began managing the Kentucky, Ohio, and Michigan Funds in March 2007.

What factors had the greatest influence on the U.S. economy and the national municipal market during the 12-month period ended May 31, 2007?

Higher energy prices and a slumping housing market all contributed to a slowdown in economic growth over much of this reporting period. In the second quarter of 2006, the U.S. gross domestic product (GDP) – a measure of the goods and services produced by the nation – expanded at an annual rate of 2.6 percent, less than half of the previous quarter’s growth. The economy remained sluggish for the rest of the year, with annualized GDP increases of 2.0 percent and 2.5 percent in the third and fourth quarters of 2006, respectively. In the first three months of 2007, the GDP grew at an annualized rate of just 0.6 percent.

The housing market’s troubles largely stemmed from higher short-term interest rates. When this reporting period began on June 1, 2006, the benchmark federal funds rate was 5 percent. By month’s end, the Federal Reserve Board had raised this rate by a quarter-percentage-point. Beginning in August, the Fed opted to leave this short-term rate at 5.25 percent, given what they saw as evidence of a gradual economic slowdown coupled with manageable inflation. It was the first time in two years that the U.S. central bank did not raise rates at a regularly scheduled meeting. The Fed maintained this 5.25 rate at its remaining five meetings during the course of the reporting period.

About a month into this 12-month reporting period, municipal bond yields began to fall, especially on longer-dated securities, as investors anticipated an end to Fed rate hikes – and even the potential for a 2007 rate cut. The yield curve – a graphical representation of bond yields across a range of maturities – flattened during the period, with short-term interest rates rising modestly while the prices of many longer-term issues rose and their yields dropped (bond yields and prices move in opposite directions). Much of this rate decline on the curve’s long end came from strong demand from numerous new market participants, including large institutional and foreign investors.

The continued outperformance of lower-rated securities also drove municipal bond performance. Credit spreads – reflecting the generally higher yields paid to investors for owning riskier bonds – remained extremely tight by historical standards. The tight spreads reflected the market’s continued confidence that the economy could achieve a “soft landing” by slowing down gently but avoiding a recession. A low default rate among issuers and investors’ ongoing search for yield in a historically low interest-rate environment also benefited the high-yield municipal market. On a sector basis, bonds backed by the 1998 master tobacco settlement agreement tended to be particularly solid performers, as were those in the health care and transportation sectors, among others.

Over the 12 months ended May 31, 2007, about $423 billion worth of new municipal debt was issued nationally – a 15 percent increase compared with the prior 12 months. Much of the new supply came from an increase in bond refundings, as issuers sought to refinance their older, higher-interest-rate debt with newer, lower-coupon bonds. Despite the substantial supply, the increase in demand for municipal securities in recent years limited the availability of bonds for purchase by traditional mutual fund investors.

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

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Class A Shares— Average Annual Total Returns as of 5/31/07

	1-Year	5-Year	10-Year
Nuveen Kansas Municipal Bond Fund A Shares at NAV A Shares at Offer	4.22% -0.20%	4.61% 3.71%	4.91% 4.46%
Lipper Kansas Municipal Debt Funds Category Average[1]	4.04%	3.87%	4.43%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen Kentucky Municipal Bond Fund A Shares at NAV A Shares at Offer	4.35% -0.03%	4.78% 3.88%	4.93% 4.49%
Lipper Kentucky Municipal Debt Funds Category Average[1]	3.63%	3.84%	4.53%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen Michigan Municipal Bond Fund A Shares at NAV A Shares at Offer	4.70% 0.32%	4.88% 3.98%	5.05% 4.60%
Lipper Michigan Municipal Debt Funds Category Average[1]	3.90%	4.04%	4.63%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen Missouri Municipal Bond Fund A Shares at NAV A Shares at Offer	4.66% 0.28%	4.90% 4.01%	5.08% 4.63%
Lipper Missouri Municipal Debt Funds Category Average[1]	4.13%	4.29%	4.83%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen Ohio Municipal Bond Fund A Shares at NAV A Shares at Offer	4.30% -0.04%	4.84% 3.94%	4.88% 4.43%
Lipper Ohio Municipal Debt Funds Category Average[1]	3.84%	3.93%	4.54%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen Wisconsin Municipal Bond Fund A Shares at NAV A Shares at Offer	4.46% 0.05%	4.45% 3.57%	4.94% 4.49%
Lipper Other States Municipal Debt Funds Category Average[1]	4.02%	3.89%	4.48%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Returns quoted represent past performance, which is no guarantee of future results. Returns less than one year are cumulative. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

How did the Funds perform during the 12 months ended May 31, 2007?

The nearby table provides total return performance information for the six Funds discussed in this report for the one-, five-, and ten-year periods ended May 31, 2007. Each Fund’s performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer group category average. The factors determining the performance of each Fund are discussed later in the report.

All six Funds saw their Class A shares at net asset value outperform their respective Lipper peer group averages during the 12 month period but trail the national Lehman Brothers index to varying degrees. Although we believe that comparing the performance of state Funds with that of a national municipal index may offer some insights into how the Funds performed relative to the general

1	For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2007. The Lipper categories contained 9,8 and 8 funds in the Lipper Kansas Municipal Debt Funds Category, 18, 17 and 11 funds in the Lipper Kentucky Municipal Debt Funds Category, 30, 29 and 26 funds in the Lipper Michigan Municipal Debt Funds Category, 18, 17 and 15 funds in the Lipper Missouri Municipal Debt Funds Category, 43, 42 and 35 funds in the Lipper Ohio Municipal Debt Funds Category and 77, 74 and 51 funds in the Lipper Other States Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Annual Report    Page 3

municipal market, we also think that closely comparing the results of state Funds with a national average provides an incomplete picture, because most of the national index’s results come from out-of-state bonds.

What type of economic environment did the six states profiled in this report experience during the period?

Kansas’ economy grew sluggishly during this reporting period. The state continued to benefit from a low cost of living and a high degree of housing affordability, but has been hampered by its large exposure to such volatile industries as aircraft manufacturing, telecommunications and agriculture. As of May 2007, the unemployment rate in Kansas stood at 4.6 percent, 0.1 percent above the national average. At period end, the state maintained credit ratings of Aa1 and AA+ from Moody’s and Standard & Poor’s, respectively. Kansas municipal issuance totaled approximately $2.5 billion during the 12-month period, a 15 percent year-over-year drop, compared to a national increase of 15 percent.

Kentucky’s economy grew steadily, but not impressively, over this 12-month period. Current growth is supported by service-based jobs such as those in the health care industry. As a result, Kentucky’s economy can be volatile, and employment outside the service sector is contingent on the performance of the automotive industry. Kentucky’s May 2007 unemployment rate stood at 5.5 percent, slightly below its level of a year earlier but a full percentage point above the national average. As of the end of the period, Kentucky’s credit ratings from Moody’s and Standard & Poor’s were Aa3 and AA-, respectively. Municipal issuance in the state was approximately $5.2 billion during the 12-month reporting period, a 16 percent year-over-year increase that was slightly above the national average.

Michigan’s long-challenged economy began to show some sign of recovery during the year, with growth in service-oriented industries partly compensating for troubles in the automotive and other manufacturing sectors. The state’s May 2007 unemployment rate of 6.9 percent was still the highest the nation and well above the national average. Michigan issued approximately $10.9 billion worth of new municipal debt during the past 12 months, representing a year-over-year increase of 23 percent. Despite its continuing economic challenges, Michigan’s credit ratings from Moody’s and Standard & Poor’s were Aa2 and AA- , respectively, at period end.

Missouri’s May 2007 unemployment rate of 4.6 percent was slightly worse than the national average of 4.5 percent. The state’s economy continued to be stable, benefiting from a high level of industrial diversity, affordable housing and a relatively low cost of doing business – factors that have helped compensate for Missouri’s exposure to troubled manufacturing industries. The stable economy helped the state preserve its high credit ratings of Aaa and AAA from Moody’s and Standard & Poor’s, respectively. During the 12-month reporting period, Missouri issued $8.2 billion in new municipal debt, a 28 percent increase that was nearly double the national increase.

Ohio’s economy, heavily reliant on automobile and other types of manufacturing, has encountered significant challenges and saw an increase in unemployment during the period. As of May 2007, its unemployment rate was 5.7 percent, 0.3 percent higher than a year ago and 1.2 percent higher than the national average. At period end, the state maintained credit ratings of Aa1 and AA+ from Moody’s and Standard & Poor’s, respectively. Issuance of new municipal debt in Ohio totaled approximately $12.8 billion, a 41 percent year-over-year increase.

Although Wisconsin’s economy is facing many of the same challenges shared by other Mid-western states, it has benefited from growth in a variety of industries – including business/professional services and education and health. Manufacturing-related businesses continue to struggle, however, and state budget problems have weighed on government-

Annual Report    Page 4

related employment growth. In May 2007, Wisconsin maintained a jobless rate of 4.9 percent, 0.4 percent above the 4.5 percent national average. Municipal issuance during the past 12 months totaled about $10.5 billion, 27 percent higher than in the prior reporting period. At period end, the state maintained credit ratings of Aa3 and AA+ from Moody’s and Standard & Poor’s, respectively.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

There were a number of similarities in how we managed each of the six Funds during the past 12 months. As always, a primary focus was on carefully managing the portfolios’ duration – meaning their price sensitivity to changes in interest rates – to keep interest-rate risk relatively close to targeted levels.

When buying new bonds, we typically favored issues with maturities of 20 to 25 years. We believed that securities in this range offered good total return prospects for shareholders. We also embraced selected opportunities to invest in bonds with 30-year and longer maturities for the additional income they provided – useful in an environment of historically low yields. When we found sufficient value, we also purchased suitable lower-rated bonds.

We pursued these strategies to varying extents in each Fund, with our ability to implement them depending on the individual market environments in the six states as well as the specific characteristics of each portfolio. Below, we outline our recent approaches to managing the Kansas, Kentucky, Michigan, Missouri, Ohio, and Wisconsin Funds.

Nuveen Kansas Municipal Bond Fund

The Kansas Fund’s duration was relatively short of its target for most of the period, which weighed on performance during the year. Specifically, the lack of much exposure to the longer-duration bonds was a relative negative as long-dated municipal yields generally performed well. Additionally, our relative overweighting in bonds with option-adjusted durations of 4-6 years detracted from results as these bonds did not do as well as longer-duration securities over this period. Finally, our exposure to certain individual bonds with effective maturities of 2009-2011 also hurt performance, as these bonds occupied a portion of the yield curve that did not perform well during the period.

On the positive side, the longer-duration and lower-rated bonds the Fund owned benefited in a generally favorable market environment for these types of securities. In addition, the Fund was helped by its allocation to a number of bonds which were advanced refunded during the period and which therefore enjoyed significant price appreciation as their credit quality was upgraded. Also, the Fund owned a number of high-coupon single-family housing bonds, which benefited from the high level of income they offered.

New purchases during the period included bonds in the health care sector, where we were able to establish new A-rated positions that we believed offered shareholders good values. In addition, we bought premium-coupon single-family housing bonds, in part to replenish the supply of housing bonds that had previously been called from the portfolio.

To bring the Fund’s duration more in line with our target, we generally were selling very-short-maturity bonds and looking for longer-dated holdings that provided increased interest-rate sensitivity. Although we added some bonds in the 18-year range, more often we bought further out on the yield curve for duration-management purposes. This was especially true of our lower-rated purchases when we were comfortable with the bonds’ credit characteristics and wanted to lock the securities’ yield and performance potential for longer.

Nuveen Kentucky Municipal Bond Fund

Overall, the Kentucky Fund’s duration positioning was helpful for performance during this period, thanks primarily to our relative underweighting of bonds on the short end of the yield curve and a

Annual Report    Page 5

relative overweighting to better performing intermediate securities. However, results were tempered by our relative underweighting in the longer-duration bonds, which were the best overall performers in the municipal market during the year. Additional positive contributions came from our allocation to the education and health care bond sectors – both of which performed relatively well – as well as from our weighting in lower- and below-investment-grade bonds, which benefited from favorable market conditions. On the negative side, performance was hurt by our allocation to advance refunded bonds, which were hampered by their short durations. During the period, we were reducing our overweight to this sector by selling some of these advance refunded holdings and reinvesting the proceeds in intermediate-maturity bonds that we believed offered better relative values.

We were fairly active in making new purchases during the period. We bought a variety of housing bonds that enabled us to increase portfolio income as well as add duration to the Fund, which we sought to do because we were slightly short of our duration target. In addition, we purchased several BBB-rated health care bonds that we believed were well priced relative to their credit characteristics and maturity structures. Other new purchases during the period included water and sewer bonds, transportation bonds, and general obligation debt.

Nuveen Michigan Municipal Bond Fund

The Michigan Fund benefited from its positioning on the yield curve. Specifically, being relatively underweighted in shorter-duration bonds was helpful as those securities underperformed. The Fund also benefited from our credit-rating and sector allocations. Specifically, we enjoyed positive performance contributions from some of our individual bonds with below-investment-grade credit ratings, as well as from our investments in the health care, housing, and industrial development revenue sectors, with many of these holdings tending to be lower-rated investments that benefited from favorable market conditions. Weak results from advance refunded bonds – which were hurt by their relatively short durations – detracted from performance, as did being underexposed to insured bonds, which outperformed in Michigan as a category during this period. In addition, our modest relative underexposure to long-dated bonds, which were the best performers in the market, proved to be a comparative negative.

We bought a number of uninsured health care issues during the year and were able to find a variety of attractively valued opportunities in this part of the market. The same was true of several water and sewer bond deals that we believed provided us with good total return prospects.

With the Fund’s duration being slightly below our target level, we took advantage of several strategies to add interest rate sensitivity to the portfolio. In addition to buying suitable longer-dated opportunities when they presented themselves, we established a new inverse-floating-rate trust (see the inside back cover for more on inverse floaters), whose level of income varies inversely with interest rate movements. This position added to our duration as well as provided the portfolio with additional income earning potential. In addition, we established a forward interest-rate swap that enabled us to add duration without requiring us to sell existing positions that we found attractive or establish new holdings that we did not believe offered sufficient value.

Nuveen Missouri Municipal Bond Fund

The Missouri Fund’s duration was slightly short of our target. We were relatively underweighted in longer-duration securities, which generally performed well as longer-dated bonds saw their yields fall in the favorable market environment. However, those longer-duration bonds we did own – including non-callable zero-coupon bonds and currently callable high-coupon housing bonds – were some of our strongest performers. Also detracting from overall performance was our heavy representation in shorter-duration bonds – especially those with 2009 to 2011 call dates – which underperformed because of the general rise

Annual Report    Page 6

on short-term interest rates. Any negative duration-related impact, however, was more than made up for by the strong performance of our lower-rated bonds. Specifically, the Fund’s credit quality allocation was very helpful, with our weighting in the BBB-rated and nonrated bond categories benefiting the most. Many of our individual lower-rated positions saw price appreciation as their credit quality improved during the period.

For the first time in a long time, we were able to find a variety of attractively valued lower-rated bonds to purchase. When investing in this part of the market, we favored longer-dated maturities. While there was a significant amount of call activity in the portfolio, much of it came at a time when these lower-rated opportunities were coming to market – enabling us to put the funds to use effectively. Recent purchases included A, BBB, and non-rated health care credits, as well as non-rated tax-increment-financing district bonds. We also took advantage of AAA rated single-family housing bonds as well as some high-quality school district deals. These bonds tend to be relatively expensive, so we periodically bought them to stay fully invested, eventually replacing them with suitable lower-rated, higher-yielding securities when available.

Nuveen Ohio Municipal Bond Fund

Overall, the Ohio Fund’s duration positioning was helpful for performance, thanks primarily to our relative underweighting of bonds on the short end of the yield curve and a relative overweighting to better performing intermediate securities. The Fund also benefited from a positive contribution from our exposure to housing bonds, as well as from being modestly underweighted in AAA rated bonds. However, we were relatively underweighted in the BBB rating category, which benefited from continued favorable market conditions. In addition, the Fund had significant exposure to advance refunded bonds, and being overweighted in this underperforming sector was a negative.

As new money came into the portfolio through bond calls and interest payments, we were fairly active in making new purchases. Among our recent transactions, we identified good values in the health care sector and bought new lower-rated hospital bond issues. We also were active in the education sector, adding longer-dated bond issues that helped us manage the portfolio’s duration, which was slightly short of our desired target. As part of our duration-management efforts and to provide income to the portfolio, we added an inverse floater to the Fund (see the inside back cover for more on inverse floaters), similar to in the Michigan Fund.3

Nuveen Wisconsin Municipal Bond Fund

Our duration positioning was a negative for the Wisconsin Fund’s performance. Because Wisconsin municipal issuance tends to be shorter in duration relative to the national market, we were underexposed to the longest-duration bonds, which as a group performed well against a positive market backdrop. In addition, the Fund’s excess exposure to bonds with call dates ranging from 2009 to 2011 proved to be a negative, as these bonds generally were hurt the most as shorter-term rates rose during the period. Similarly, bonds that earlier had been advance refunded and now have final maturities of 2009 also underperformed.

In contrast, favorable security selection was a significant positive. Specifically, two large positions in a Milwaukee public school project were advanced refunded, providing significant price gains. In addition, we held relatively large positions in bonds of two BBB-rated Puerto Rico university credits. These holdings performed well, as market conditions favored lower-rated securities generally and Puerto Rico bonds specifically.

3	A financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen funds, that index is typically The Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA.) Inverse floaters, including those inverse floating rate securities the Funds invested in during the 12 month period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

Annual Report    Page 7

As we have discussed in previous reports, it can be challenging for portfolio managers to find a sufficient supply of bonds exempt from Wisconsin state taxes to buy for the Fund. However, we were able to establish new positions in AA rated Wisconsin housing bonds. We obtained the proceeds for these purchases by selling similarly structured redevelopment bonds that offered a lower embedded yield. Because issuance of in-state paper was spotty during the year, we also took advantage of the Puerto Rico municipal market, buying non-callable Puerto Rico bonds to maintain our desired duration range. (Bonds issued by U.S. territories generally are fully tax-exempt in all 50 states). For the same reason, we also sold short-dated advance refunded bonds.

Dividend Information

Throughout the six-month period, five of the six Funds maintained their monthly tax-free dividend, while the Kentucky Fund saw one dividend reduction in February 2007.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2007, the Kentucky, Michigan, Missouri, Ohio and Wisconsin Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. The Kansas Fund had positive UNII balances for both financial statement and tax purposes.

Annual Report    Page 8

Nuveen Kansas Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Kentucky Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 9

Nuveen Michigan Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Missouri Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 10

Nuveen Ohio Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Wisconsin Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 11

Fund Spotlight as of 5/31/07 Nuveen Kansas Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.40	$10.31	$10.40	$10.45
Latest Monthly Dividend[1]	$0.0345	$0.0280	$0.0300	$0.0365
Inception Date	1/09/92	2/19/97	2/11/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.22%	-0.20%
5-Year	4.61%	3.71%
10-Year	4.91%	4.46%
B Shares	w/o CDSC	w/CDSC
1-Year	3.38%	-0.62%
5-Year	3.82%	3.65%
10-Year	4.29%	4.29%
C Shares	NAV
1-Year	3.69%
5-Year	4.03%
10-Year	4.34%
R Shares	NAV
1-Year	4.54%
5-Year	4.82%
10-Year	5.15%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	3.98%	3.81%
SEC 30-Day Yield[3]	3.77%	3.60%
Taxable-Equivalent Yield[3,4]	5.59%	5.34%
B Shares	NAV
Dividend Yield[2]	3.26%
SEC 30-Day Yield	3.01%
Taxable-Equivalent Yield[4]	4.47%
C Shares	NAV
Dividend Yield[2]	3.46%
SEC 30-Day Yield	3.21%
Taxable-Equivalent Yield[4]	4.76%
R Shares	NAV
Dividend Yield[2]	4.19%
SEC 30-Day Yield	3.97%
Taxable-Equivalent Yield[4]	5.89%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.22%	-0.14%
5-Year	4.29%	3.40%
10-Year	4.78%	4.33%
B Shares	w/o CDSC	w/CDSC
1-Year	3.48%	-0.52%
5-Year	3.51%	3.33%
10-Year	4.15%	4.15%
C Shares	NAV
1-Year	3.69%
5-Year	3.73%
10-Year	4.21%
R Shares	NAV
1-Year	4.54%
5-Year	4.51%
10-Year	5.01%

Portfolio Statistics
Net Assets ($000)	$128,349
Average Effective Maturity on Securities (Years)	18.03
Average Duration	5.49

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.86%	0.84%	5/31/06
Class B	1.61%	1.59%	5/31/06
Class C	1.41%	1.39%	5/31/06
Class R	0.66%	0.64%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

Annual Report    Page 12

Fund Spotlight as of 5/31/07 Nuveen Kansas Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	25.4%
Health Care	18.8%
Housing/Single Family	18.7%
Tax Obligation/General	13.9%
Water and Sewer	6.3%
U.S. Guaranteed	4.3%
Other	12.6%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$1,002.60	$997.90	$999.00	$1,003.70	$1,020.74	$1,016.95	$1,018.00	$1,021.79
Expenses Incurred During Period	$4.19	$7.97	$6.93	$3.15	$4.23	$8.05	$6.99	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.60%, 1.39% and ..63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 13

Fund Spotlight as of 5/31/07 Nuveen Kentucky Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.96	$10.97	$10.96	$10.96
Latest Monthly Dividend[1]	$0.0365	$0.0295	$0.0310	$0.0380
Latest Capital Gain Distribution[2]	$0.0223	$0.0223	$0.0223	$0.0223
Inception Date	5/04/87	2/05/97	10/04/93	2/07/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07

A Shares	NAV	Offer
1-Year	4.35%	-0.03%
5-Year	4.78%	3.88%
10-Year	4.93%	4.49%

B Shares	w/o CDSC	w/CDSC
1-Year	3.56%	-0.44%
5-Year	4.01%	3.84%
10-Year	4.30%	4.30%

C Shares	NAV
1-Year	3.73%
5-Year	4.21%
10-Year	4.37%

R Shares	NAV
1-Year	4.52%
5-Year	4.99%
10-Year	5.15%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.00%	3.83%
SEC 30-Day Yield[4]	3.51%	3.36%
Taxable-Equivalent Yield[4,5]	5.18%	4.96%

B Shares	NAV
Dividend Yield[3]	3.23%
SEC 30-Day Yield	2.75%
Taxable-Equivalent Yield[5]	4.06%

C Shares	NAV
Dividend Yield[3]	3.39%
SEC 30-Day Yield	2.96%
Taxable-Equivalent Yield[5]	4.37%

R Shares	NAV
Dividend Yield[3]	4.16%
SEC 30-Day Yield	3.71%
Taxable-Equivalent Yield[5]	5.48%

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	4.34%	-0.07%
5-Year	4.52%	3.63%
10-Year	4.79%	4.34%

B Shares	w/o CDSC	w/CDSC
1-Year	3.55%	-0.45%
5-Year	3.71%	3.54%
10-Year	4.17%	4.17%

C Shares	NAV
1-Year	3.81%
5-Year	3.95%
10-Year	4.22%

R Shares	NAV
1-Year	4.51%
5-Year	4.71%
10-Year	4.99%

Portfolio Statistics
Net Assets ($000)	$455,446
Average Effective Maturity on Securities (Years)	14.84
Average Duration	5.71

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.82%	0.81%	5/31/06
Class B	1.57%	1.56%	5/31/06
Class C	1.37%	1.36%	5/31/06
Class R	0.62%	0.61%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Paid December 5, 2006. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Annual Report    Page 14

Fund Spotlight as of 5/31/07 Nuveen Kentucky Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	25.1%
U.S. Guaranteed	16.2%
Water and Sewer	10.9%
Health Care	10.7%
Utilities	10.1%
Tax Obligation/General	7.2%
Housing/Single Family	5.3%
Other	14.5%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$1,000.40	$997.50	$997.40	$1,002.10	$1,020.43	$1,016.64	$1,017.69	$1,021.48
Expenses Incurred During Period	$4.50	$8.28	$7.24	$3.46	$4.55	$8.36	$7.31	$3.49

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .90%, 1.66%, 1.45% and ..69% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 15

Fund Spotlight as of 5/31/07 Nuveen Michigan Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$11.41	$11.43	$11.40	$11.41
Latest Monthly Dividend[1]	$0.0395	$0.0325	$0.0340	$0.0415
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0993	$0.0993	$0.0993	$0.0993
Inception Date	6/27/85	2/03/97	6/22/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.70%	0.32%
5-Year	4.88%	3.98%
10-Year	5.05%	4.60%
B Shares	w/o CDSC	w/CDSC
1-Year	3.85%	-0.14%
5-Year	4.09%	3.92%
10-Year	4.42%	4.42%
C Shares	NAV
1-Year	4.11%
5-Year	4.30%
10-Year	4.48%
R Shares	NAV
1-Year	4.92%
5-Year	5.08%
10-Year	5.25%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.15%	3.98%
SEC 30-Day Yield[4]	3.54%	3.39%
Taxable-Equivalent Yield[4,5]	5.12%	4.90%
B Shares	NAV
Dividend Yield[3]	3.41%
SEC 30-Day Yield	2.78%
Taxable-Equivalent Yield[5]	4.02%
C Shares	NAV
Dividend Yield[3]	3.58%
SEC 30-Day Yield	2.98%
Taxable-Equivalent Yield[5]	4.31%
R Shares	NAV
Dividend Yield[3]	4.36%
SEC 30-Day Yield	3.74%
Taxable-Equivalent Yield[5]	5.40%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.42%	0.03%
5-Year	4.51%	3.62%
10-Year	4.88%	4.42%
B Shares	w/o CDSC	w/CDSC
1-Year	3.66%	-0.31%
5-Year	3.75%	3.58%
10-Year	4.25%	4.25%
C Shares	NAV
1-Year	3.83%
5-Year	3.94%
10-Year	4.30%
R Shares	NAV
1-Year	4.64%
5-Year	4.72%
10-Year	5.08%

Portfolio Statistics
Net Assets ($000)	$232,370
Average Effective Maturity on Securities (Years)	14.64
Average Duration	5.44

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.86%	0.85%	5/31/06
Class B	1.61%	1.60%	5/31/06
Class C	1.41%	1.40%	5/31/06
Class R	0.66%	0.65%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Paid December 5, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.8%.

Annual Report    Page 16

Fund Spotlight as of 5/31/07 Nuveen Michigan Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/General	32.2%
U.S. Guaranteed	18.6%
Tax Obligation/Limited	12.5%
Water and Sewer	10.7%
Health Care	9.3%
Education and Civic Organizations	4.5%
Other	12.2%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$1,001.40	$996.90	$997.70	$1,001.60	$1,020.46	$1,016.67	$1,017.72	$1,021.46
Expenses Incurred During Period	$4.47	$8.24	$7.20	$3.47	$4.51	$8.33	$7.27	$3.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .90%, 1.66%, 1.45% and ..70% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 17

Fund Spotlight as of 5/31/07 Nuveen Missouri Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$11.03	$11.04	$11.02	$11.03
Latest Monthly Dividend[1]	$0.0375	$0.0305	$0.0325	$0.0395
Latest Capital Gain Distribution[2]	$0.0068	$0.0068	$0.0068	$0.0068
Inception Date	8/03/87	2/06/97	2/02/94	2/19/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.66%	0.28%
5-Year	4.90%	4.01%
10-Year	5.08%	4.63%
B Shares	w/o CDSC	w/CDSC
1-Year	3.87%	-0.13%
5-Year	4.13%	3.96%
10-Year	4.46%	4.46%
C Shares	NAV
1-Year	4.10%
5-Year	4.32%
10-Year	4.50%
R Shares	NAV
1-Year	4.79%
5-Year	5.08%
10-Year	5.28%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.08%	3.91%
SEC 30-Day Yield[4]	3.73%	3.57%
Taxable-Equivalent Yield[4,5]	5.51%	5.27%
B Shares	NAV
Dividend Yield[3]	3.32%
SEC 30-Day Yield	2.97%
Taxable-Equivalent Yield[5]	4.39%
C Shares	NAV
Dividend Yield[3]	3.54%
SEC 30-Day Yield	3.18%
Taxable-Equivalent Yield[5]	4.70%
R Shares	NAV
Dividend Yield[3]	4.30%
SEC 30-Day Yield	3.93%
Taxable-Equivalent Yield[5]	5.81%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.38%	-0.02%
5-Year	4.58%	3.68%
10-Year	4.91%	4.46%
B Shares	w/o CDSC	w/CDSC
1-Year	3.59%	-0.41%
5-Year	3.81%	3.64%
10-Year	4.28%	4.28%
C Shares	NAV
1-Year	3.82%
5-Year	4.02%
10-Year	4.33%
R Shares	NAV
1-Year	4.60%
5-Year	4.80%
10-Year	5.12%

Portfolio Statistics
Net Assets ($000)	$258,196
Average Effective Maturity on Securities (Years)	15.56
Average Duration	6.07

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.83%	0.82%	5/31/06
Class B	1.58%	1.57%	5/31/06
Class C	1.38%	1.37%	5/31/06
Class R	0.63%	0.62%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Paid December 5, 2006. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Annual Report    Page 18

Fund Spotlight as of 5/31/07 Nuveen Missouri Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	17.8%
Tax Obligation/General	16.5%
U.S. Guaranteed	11.9%
Health Care	11.0%
Education and Civic Organizations	7.0%
Water and Sewer	6.6%
Transportation	6.3%
Long-Term Care	5.5%
Consumer Staples	4.6%
Other	12.8%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$1,001.00	$997.30	$998.30	$1,001.20	$1,020.33	$1,016.59	$1,017.59	$1,021.33
Expenses Incurred During Period	$4.60	$8.33	$7.33	$3.60	$4.65	$8.41	$7.41	$3.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .92%, 1.67%, 1.47% and ..72% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 19

Fund Spotlight as of 5/31/07 Nuveen Ohio Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$11.25	$11.24	$11.22	$11.24
Latest Monthly Dividend[1]	$0.0390	$0.0320	$0.0340	$0.0410
Latest Capital Gain Distribution[2]	$0.0325	$0.0325	$0.0325	$0.0325
Inception Date	6/27/85	2/03/97	8/03/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.30%	-0.04%
5-Year	4.84%	3.94%
10-Year	4.88%	4.43%
B Shares	w/o CDSC	w/CDSC
1-Year	3.64%	-0.36%
5-Year	4.08%	3.91%
10-Year	4.26%	4.26%
C Shares	NAV
1-Year	3.77%
5-Year	4.26%
10-Year	4.31%
R Shares	NAV
1-Year	4.53%
5-Year	5.06%
10-Year	5.09%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.16%	3.99%
SEC 30-Day Yield[4]	3.41%	3.27%
Taxable-Equivalent Yield[4,5]	5.04%	4.83%
B Shares	NAV
Dividend Yield[3]	3.42%
SEC 30-Day Yield	2.66%
Taxable-Equivalent Yield[5]	3.93%
C Shares	NAV
Dividend Yield[3]	3.64%
SEC 30-Day Yield	2.86%
Taxable-Equivalent Yield[5]	4.22%
R Shares	NAV
Dividend Yield[3]	4.38%
SEC 30-Day Yield	3.61%
Taxable-Equivalent Yield[5]	5.33%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.30%	-0.08%
5-Year	4.53%	3.64%
10-Year	4.72%	4.27%
B Shares	w/o CDSC	w/CDSC
1-Year	3.64%	-0.36%
5-Year	3.77%	3.60%
10-Year	4.10%	4.10%
C Shares	NAV
1-Year	3.77%
5-Year	3.95%
10-Year	4.16%
R Shares	NAV
1-Year	4.62%
5-Year	4.73%
10-Year	4.93%

Portfolio Statistics
Net Assets ($000)	$536,557
Average Effective Maturity on Securities (Years)	13.83
Average Duration	5.43

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.83%	0.83%	5/31/06
Class B	1.58%	1.58%	5/31/06
Class C	1.38%	1.38%	5/31/06
Class R	0.63%	0.63%	5/31/06

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Paid December 5, 2006. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Annual Report    Page 20

Fund Spotlight as of 5/31/07 Nuveen Ohio Municipal Bond Fund

Bond Credit Quality1

Industries1

U.S. Guaranteed	29.5%
Tax Obligation/General	19.0%
Tax Obligation/Limited	9.9%
Health Care	9.8%
Education and Civic Organizations	7.6%
Utilities	5.8%
Water and Sewer	5.4%
Other	13.0%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$999.70	$996.00	$997.00	$1,000.70	$1,020.02	$1,016.28	$1,017.28	$1,021.02
Expenses Incurred During Period	$4.91	$8.63	$7.64	$3.92	$4.96	$8.72	$7.72	$3.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .99%, 1.74%, 1.54% and ..79% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 21

Fund Spotlight as of 5/31/07 Nuveen Wisconsin Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.24	$10.26	$10.26	$10.28
Latest Monthly Dividend[1]	$0.0325	$0.0260	$0.0280	$0.0345
Latest Capital Gain Distribution[2]	$0.0218	$0.0218	$0.0218	$0.0218
Inception Date	6/01/94	2/25/97	2/25/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.46%	0.05%
5-Year	4.45%	3.57%
10-Year	4.94%	4.49%
B Shares	w/o CDSC	w/CDSC
1-Year	3.67%	-0.33%
5-Year	3.67%	3.50%
10-Year	4.32%	4.32%
C Shares	NAV
1-Year	3.91%
5-Year	3.90%
10-Year	4.38%
R Shares	NAV
1-Year	4.59%
5-Year	4.63%
10-Year	5.15%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.81%	3.65%
SEC 30-Day Yield[4]	3.68%	3.52%
Taxable-Equivalent Yield[4,5]	5.48%	5.25%
B Shares	NAV
Dividend Yield[3]	3.04%
SEC 30-Day Yield	2.92%
Taxable-Equivalent Yield[5]	4.35%
C Shares	NAV
Dividend Yield[3]	3.27%
SEC 30-Day Yield	3.12%
Taxable-Equivalent Yield[5]	4.65%
R Shares	NAV
Dividend Yield[3]	4.04%
SEC 30-Day Yield	3.88%
Taxable-Equivalent Yield[5]	5.78%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	4.16%	-0.18%
5-Year	4.07%	3.18%
10-Year	4.77%	4.33%
B Shares	w/o CDSC	w/CDSC
1-Year	3.37%	-0.63%
5-Year	3.30%	3.12%
10-Year	4.16%	4.16%
C Shares	NAV
1-Year	3.61%
5-Year	3.53%
10-Year	4.21%
R Shares	NAV
1-Year	4.28%
5-Year	4.24%
10-Year	4.97%

Portfolio Statistics
Net Assets ($000)	$51,749
Average Effective Maturity on Securities (Years)	15.13
Average Duration	6.77

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.92%	0.89%	5/31/06
Class B	1.67%	1.64%	5/31/06
Class C	1.47%	1.44%	5/31/06
Class R	0.72%	0.68%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Paid December 5, 2006. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Annual Report    Page 22

Fund Spotlight as of 5/31/07 Nuveen Wisconsin Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	66.4%
U.S. Guaranteed	15.3%
Housing/Multifamily	8.3%
Other	10.0%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$998.70	$994.00	$995.20	$999.90	$1,020.64	$1,016.85	$1,017.90	$1,021.64
Expenses Incurred During Period	$4.29	$8.05	$7.01	$3.29	$4.33	$8.15	$7.09	$3.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.62%, 1.41% and ..66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 23

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Education and Civic Organizations – 3.0%

$1,000	Kansas Development Finance Authority, Athletic Facility Revenue Bonds, University of Kansas Athletic Corporation Project, Series 2004K, 5.000%, 6/01/19	6/14 at 100.00	A1	$1,041,380

1,200	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – MBIA Insured	4/15 at 100.00	AAA	1,264,272

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	2/09 at 101.00	BBB–	1,535,745
3,700	Total Education and Civic Organizations			3,841,397
	Health Care – 18.8%

1,005	Coffeyville Public Building Commission, Kansas, Healthcare Facilities Revenue Bonds, Coffeyville Regional Medical Center, Series 2002, 5.000%, 8/01/18 – AMBAC Insured	8/12 at 100.00	AAA	1,041,894

2,000	Colby, Kansas, Health Facilities Revenue Refunding Bonds, Citizens Medical Center Inc., Series 1998, 5.625%, 8/15/16	8/08 at 100.00	N/R	2,001,580

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,721,866

4,580	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2000K, 6.500%, 12/01/16	6/10 at 101.00	AA	4,935,408

1,285	Kansas Development Finance Authority, Hospital Revenue Bonds, Susan B. Allen Memorial Hospital, Series 2002Q, 5.375%, 12/15/16 – RAAI Insured	12/12 at 100.00	AA	1,357,346

1,000	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2006, 5.125%, 7/01/26	7/16 at 100.00	A3	1,025,510

1,075	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Health Center, Series 2001, 5.000%, 8/15/15 – FSA Insured	8/11 at 100.00	AAA	1,112,926

	Newton, Kansas, Hospital Revenue Refunding Bonds, Newton Healthcare Corporation, Series 1998A:
1,000	5.700%, 11/15/18	11/08 at 100.00	N/R	1,011,600
1,750	5.750%, 11/15/24	11/08 at 100.00	N/R	1,770,230

100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/24 – MBIA Insured	7/07 at 100.00	AAA	100,689

3,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Series 2006, 5.000%, 9/01/36	9/16 at 100.00	A	3,046,410

4,780	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 1999-XI, 6.250%, 11/15/24	11/09 at 101.00	A+	5,028,225
23,255	Total Health Care			24,153,684
	Housing/Multifamily – 2.8%

	Wichita, Kansas, Multifamily Housing Revenue Refunding Bonds, Shores Apartments, Series 1994XI-A:
1,500	6.700%, 4/01/19 – RAAI Insured	4/09 at 102.00	AA	1,566,435
2,000	6.800%, 4/01/24 – RAAI Insured	4/09 at 102.00	AA	2,089,160
3,500	Total Housing/Multifamily			3,655,595
	Housing/Single Family – 18.7%

155	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2001A, 6.300%, 12/01/32 (Alternative Minimum Tax)	12/10 at 105.00	Aaa	155,941

3,135	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002B-1, 5.950%, 12/01/33 (Alternative Minimum Tax)	12/12 at 105.00	Aaa	3,269,209

205	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	213,850

140	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1998A-1, 6.500%, 12/01/22 (Alternative Minimum Tax)	6/08 at 105.00	Aaa	140,729

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Single Family (continued)

$210	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2000A-2, 7.600%, 12/01/31 – MBIA Insured (Alternative Minimum Tax)	12/09 at 105.00	Aaa	$213,360

5,000	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A1, 5.500%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	5,272,000

5,520	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	5,866,930

4,415	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006B1, 5.300%, 12/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	4,617,339

4,000	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2007B4, 5.550%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	4,290,200
22,780	Total Housing/Single Family			24,039,558
	Industrials – 1.6%

1,025	Wichita Airport Authority, Kansas, Special Facilities Revenue Bonds, Cessna Citation Service Center, Series 2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)	6/12 at 101.00	A–	1,093,091

1,000	Wichita, Kansas, Industrial Revenue Bonds, NMF America Inc. Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum Tax)	8/07 at 101.00	AA	1,012,150
2,025	Total Industrials			2,105,241
	Long-Term Care – 0.4%

500	Sedgwick County, Kansas, Healthcare Facilities Revenue Bonds, Catholic Care Center Inc., Series 2001, 5.750%, 11/15/23	11/09 at 100.00	A	514,015
	Materials – 3.0%

3,700	Ford County, Kansas, Sewage and Solid Waste Disposal Revenue Bonds, Excel Corporation/Cargill Inc. Project, Series 1998, 5.400%, 6/01/28 (Alternative Minimum Tax)	6/08 at 102.00	A	3,805,228
	Tax Obligation/General – 13.9%

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – FSA Insured	No Opt. Call	AAA	2,887,850

1,055	Butler County Unified School District 394, Kansas, General Obligation Bonds, Series 2004, 5.000%, 9/01/20 – FSA Insured	9/14 at 100.00	AAA	1,112,814

1,170	Butler County Unified School District 490, Kansas, General Obligation Bonds, Series 2005B, 5.000%, 9/01/25 – FSA Insured	9/15 at 100.00	AAA	1,230,863

65	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 – MBIA Insured	10/13 at 100.00	AAA	69,091

560	Derby, Kansas, General Obligation Bonds, Series 2002B, 5.000%, 12/01/18 – FSA Insured	12/10 at 100.00	Aaa	579,510

1,500	Douglas County Unified School District 497, Kansas, General Obligation Bonds, Series 2006A, 5.000%, 9/01/25 – MBIA Insured	9/16 at 100.00	Aaa	1,586,970

1,100	Montgomery County Unified School District 445, Coffeyville, Kansas, General Obligation Bonds, Series 2002, 5.000%, 4/01/22 – FGIC Insured	4/12 at 100.00	AAA	1,141,976

3,000	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006, 5.000%, 9/01/31 – FSA Insured	9/14 at 100.00	Aaa	3,130,380

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
1,000	5.500%, 7/01/20 – MBIA Insured	No Opt. Call	AAA	1,135,740
330	5.375%, 7/01/28	7/11 at 100.00	BBB–	343,646

1,250	Sedgwick County Unified School District 259, Wichita, Kansas, General Obligation Bonds, Series 2000, 3.500%, 9/01/16	9/10 at 100.00	AA	1,189,163

1,475	Unified School District No. 261 of Sedgwick County, Hasyville, Kansas, General Obligation School Improvement Bonds, Series 2007, 5.000%, 11/01/27 – FSA Insured	11/17 at 100.00	AAA	1,565,359

1,795	Wichita, Kansas, General Obligation Bonds, Series 2002, 5.000%, 4/01/17	4/09 at 101.00	AA	1,847,522
16,800	Total Tax Obligation/General			17,820,884

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited – 25.4%

$3,000	Butler County Public Building Commission, Kansas, Improvement Revenue Bonds, Public Facilities Projects, Series 2000, 5.550%, 10/01/21 – MBIA Insured	10/10 at 100.00	Aaa		$3,145,020

	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A:
1,000	5.000%, 3/01/20	3/14 at 100.00	AAA		1,051,940
5,000	5.000%, 3/01/23	3/14 at 100.00	AAA		5,234,150

5,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/13 at 102.00	AAA		5,283,250

500	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Parking Facility Project, Series 2002C, 5.000%, 10/01/21 – FSA Insured	10/12 at 100.00	AAA		522,185

1,140	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Project, Series 2004G-1, 5.125%, 4/01/21 – MBIA Insured	4/14 at 100.00	AAA		1,209,654

	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A:
3,900	5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AAA		4,138,914
3,000	5.000%, 11/01/25 – FGIC Insured	11/16 at 100.00	AAA		3,174,210

1,000	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – MBIA Insured	10/11 at 100.00	AAA		1,038,970

2,355	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2003J, 5.250%, 8/01/20 – AMBAC Insured	8/13 at 100.00	AAA		2,507,062

1,155	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2004A, 5.000%, 4/01/22 – FGIC Insured	4/14 at 101.00	AAA		1,216,862

1,800	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2001A, 7.375%, 1/01/32	1/11 at 101.00	N/R		1,954,260

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/10 at 101.00	BBB+		2,158,720
30,850	Total Tax Obligation/Limited				32,635,197
	U.S. Guaranteed – 4.3% (3)

1,040	Chisholm Creek Utility Authority, Kansas, Water and Wastewater Facilities Revenue Bonds, Series 2002, 5.250%, 9/01/22 (Pre-refunded 9/01/12) – MBIA Insured	9/12 at 100.00	Aaa		1,105,250

1,610	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 (Pre-refunded 10/01/13) – MBIA Insured	10/13 at 100.00	Aaa		1,730,380

1,450	Leavenworth County Unified School District 464, Tonganoxie, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 (Pre-refunded 9/01/15) – MBIA Insured	9/15 at 100.00	AAA		1,556,430

1,010	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	11/07 at 100.00	A+	(3)	1,103,607
5,110	Total U.S. Guaranteed				5,495,667
	Utilities – 1.7%

1,000	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2004B, 5.000%, 9/01/24 – FSA Insured	9/14 at 100.00	AAA		1,047,900

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – MBIA Insured	5/11 at 100.00	AAA		1,034,600
2,000	Total Utilities				2,082,500
	Water and Sewer – 6.4%

2,300	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Leveraged Bonds, Series 2002-II, 5.000%, 11/01/23	11/12 at 100.00	AAA		2,397,290

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Water and Sewer (continued)

$5,500	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/22 – FGIC Insured	10/13 at 100.00	AAA	$5,748,380
7,800	Total Water and Sewer			8,145,670
$122,020	Total Investments (cost $125,216,255) – 100.0%			128,294,636

	Other Assets Less Liabilities – 0.0%			54,085

	Net Assets – 100%			$128,348,721

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 1.1%

$4,725	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$4,944,713
	Education and Civic Organizations – 3.5%

1,000	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	1,021,170

6,260	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	6,688,372

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 – FGIC Insured	10/15 at 100.00	AAA	1,072,420

1,500	Kentucky Economic Development Finance Authority, College Revenue Refunding and Improvement Bonds, Centre College Project, Series 2002, 5.000%, 4/01/32 – FSA Insured	10/12 at 100.00	AAA	1,555,275

2,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/29	2/09 at 101.00	BBB–	2,553,150

3,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	9/11 at 100.00	BBB	3,084,780
15,260	Total Education and Civic Organizations			15,975,167
	Health Care – 10.9%

3,820	Clark County, Kentucky, Hospital Revenue Refunding and Improvement Bonds, Clark Regional Medical Center Project, Series 1997, 6.200%, 4/01/13	9/07 at 102.00	BBB–	3,901,251

8,880	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – MBIA Insured	No Opt. Call	AAA	3,141,922

9,500	Kentucky Economic Development Finance Authority, Hospital Revenue Refunding Bonds, Pikeville, United Methodist Hospital of Kentucky Inc. Project, Series 1997, 5.700%, 2/01/28 – CONNIE LEE/AMBA Insured	8/07 at 102.00	AAA	9,702,160

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
500	5.500%, 10/01/07	No Opt. Call	BB–	500,615
500	5.600%, 10/01/08	4/08 at 102.00	BB–	503,080
3,500	5.850%, 10/01/17	4/08 at 102.00	BB–	3,549,735
1,500	5.875%, 10/01/22	4/08 at 102.00	BB–	1,517,775

6,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa1	6,121,620

2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,236,859

16,500	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2002A, 5.625%, 11/15/30	11/12 at 100.00	A–	17,339,850

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	BBB+	1,014,670
53,895	Total Health Care			49,529,537
	Housing/Multifamily – 0.7%

3,200	Henderson, Kentucky, Senior Tax-Exempt Residential Facilities Revenue Bonds, Pleasant Pointe Project, Series 1999A, 6.125%, 5/01/29	5/09 at 102.00	N/R	3,262,112
	Housing/Single Family – 5.4%

375	Kentucky Housing Corporation, Housing Revenue Bonds, Series 1998F, 5.000%, 7/01/18 (Alternative Minimum Tax)	1/09 at 101.00	AAA	377,475

9,480	Kentucky Housing Corporation, Housing Revenue Bonds, Series 1999A, 5.200%, 1/01/31	4/09 at 101.00	AAA	9,658,982

445	Kentucky Housing Corporation, Housing Revenue Bonds, Series 1999B, 5.250%, 1/01/28 (Alternative Minimum Tax)	4/09 at 101.00	AAA	447,127

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Single Family (continued)

$4,190	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)	1/14 at 100.00	AAA	$4,172,360

2,240	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2005H, 4.000%, 1/01/33 (Alternative Minimum Tax)	7/14 at 100.00	AAA	2,181,760

6,000	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007E, 4.850%, 7/01/37 (Alternative Minimum Tax)	1/17 at 100.00	AAA	5,938,800

2,000	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007, 4.650%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AAA	1,921,980
24,730	Total Housing/Single Family			24,698,484
	Long-Term Care – 4.1%

4,840	Florence, Kentucky, Housing Facilities Revenue Bonds, Bluegrass RHF Housing Inc., Series 1999, 6.375%, 8/15/29 – ACA Insured	8/09 at 101.00	A	5,053,299

	Kentucky Economic Development Finance Authority, Mortgage Revenue Bonds, South Central Nursing Homes Inc., Series 1997A:
2,000	6.000%, 1/01/27 (Mandatory put 7/01/20) – MBIA Insured	1/08 at 105.00	AAA	2,121,020
3,700	6.000%, 1/01/27 (Mandatory put 1/01/24) – MBIA Insured	1/08 at 105.00	AAA	3,923,887

2,000	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AAA	2,153,660

	Kentucky Economic Development Finance Authority, Revenue Bonds, Christian Church Homes of Kentucky Inc. Obligated Group, Series 1998:
1,800	5.375%, 11/15/23	5/08 at 102.00	BBB	1,809,936
3,500	5.500%, 11/15/30	5/08 at 102.00	BBB	3,535,490
17,840	Total Long-Term Care			18,597,292
	Materials – 0.6%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	10/07 at 101.00	BBB	2,856,547
	Tax Obligation/General – 7.3%

	Bowling Green, Kentucky, General Obligation and Special Revenue Bonds, Series 2002B:
1,785	5.000%, 6/01/23	6/12 at 100.00	Aa2	1,853,687
1,230	5.000%, 6/01/24	6/12 at 100.00	Aa2	1,277,330
1,665	5.000%, 6/01/25	6/12 at 100.00	Aa2	1,729,069

2,500	Jefferson County, Kentucky, General Obligation Refunding Bonds, Series 1999C, 6.150%, 5/15/16 (Alternative Minimum Tax)	5/09 at 100.00	AA+	2,594,125

	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2004A-B:
1,195	5.000%, 11/01/16 – AMBAC Insured	11/14 at 100.00	AAA	1,272,424
1,000	5.000%, 11/01/17 – AMBAC Insured	11/14 at 100.00	AAA	1,064,390

1,175	Louisville, Kentucky, General Obligation Bonds, Series 2001A, 5.000%, 11/01/21	11/11 at 101.00	AA+	1,230,260

3,000	Louisville, Kentucky, General Obligation Bonds, Series 2002A, 5.000%, 10/01/23 – FGIC Insured	10/12 at 100.00	AAA	3,122,160

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2004A, 5.250%, 7/01/21 – MBIA Insured	7/14 at 100.00	AAA	5,378,850

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
840	5.500%, 7/01/14 – FSA Insured (UB)	No Opt. Call	AAA	922,732
2,550	5.500%, 7/01/16 – FSA Insured (UB)	No Opt. Call	AAA	2,841,924
3,000	5.500%, 7/01/17 – FSA Insured (UB)	No Opt. Call	AAA	3,366,330
3,440	5.500%, 7/01/18 – FSA Insured (UB)	No Opt. Call	AAA	3,880,114
2,250	5.500%, 7/01/19 – FSA Insured (UB)	No Opt. Call	AAA	2,548,868
30,630	Total Tax Obligation/General			33,082,263
	Tax Obligation/Limited – 25.5%

1,305	Ballard County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aaa	1,373,408

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited (continued)

	Boone County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004B:
$1,460	5.000%, 5/01/20 – FSA Insured	5/14 at 100.00	Aaa	$1,535,701
2,580	5.000%, 5/01/21 – FSA Insured	5/14 at 100.00	Aaa	2,713,773

1,465	Boone County, Kentucky, Public Properties Corporation, First Mortgage Bonds, AOC Judicial Facility, Series 2001, 5.125%, 9/01/22	9/12 at 101.00	Aa3	1,553,442

	Butler County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004C:
1,220	5.000%, 6/01/20	6/14 at 100.00	Aa3	1,277,535
1,255	5.000%, 6/01/22	6/14 at 100.00	Aa3	1,309,542

	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
2,115	5.000%, 6/01/17 – MBIA Insured	6/14 at 100.00	Aaa	2,245,136
3,510	5.000%, 6/01/18 – MBIA Insured	6/14 at 100.00	Aaa	3,713,685
3,690	5.000%, 6/01/19 – MBIA Insured	6/14 at 100.00	Aaa	3,892,618

	Kentucky Area Development Districts Financing Trust, Ewing, Lease Acquisition Program Revenue Bonds, Series 2000C:
750	5.850%, 6/01/20	6/10 at 102.00	N/R	797,895
1,000	6.000%, 6/01/30	6/10 at 102.00	N/R	1,068,630

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – MBIA Insured	5/15 at 100.00	AAA	2,096,440

2,365	Kentucky Local Correctional Facilities Authority, Multi-County Lease Revenue Bonds, Series 2004, 5.250%, 11/01/14 – MBIA Insured	No Opt. Call	AAA	2,554,295

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 81, Series 2003:
1,000	5.000%, 11/01/19 – AMBAC Insured	11/13 at 100.00	AAA	1,052,890
2,845	5.000%, 11/01/23 – AMBAC Insured	11/13 at 100.00	AAA	2,971,773

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/18 – MBIA Insured	No Opt. Call	AAA	2,162,660

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005:
5,000	5.000%, 8/01/15 – FSA Insured	No Opt. Call	AAA	5,349,850
2,795	5.000%, 8/01/22 – FSA Insured	8/15 at 100.00	AAA	2,950,067
5,085	5.000%, 8/01/25 – FSA Insured	8/15 at 100.00	AAA	5,336,606

10,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2005B, 5.000%, 7/01/23 – AMBAC Insured	7/15 at 100.00	AAA	10,539,700

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:
5,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AAA	5,460,159
5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AAA	5,289,650

4,000	Kentucky Turnpike Authority, Economic Development Road Revenue Refunding Bonds, Revitalization Project, Series 2001B, 5.150%, 7/01/19 – FSA Insured	7/11 at 100.00	AAA	4,172,640

	Letcher County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,430	5.000%, 6/01/18 – FSA Insured	6/14 at 100.00	Aaa	1,512,983
1,585	5.000%, 6/01/20 – FSA Insured	6/14 at 100.00	Aaa	1,668,086

1,695	Louisville and Jefferson County Visitors and Convention Commission, Kentucky, Dedicated Tax Revenue Bonds, Series 2004A, 5.000%, 12/01/15 – FSA Insured	6/14 at 101.00	AAA	1,814,413

5,100	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2001A, 5.125%, 4/01/21	4/11 at 101.00	Aa3	5,340,924

	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,230	5.000%, 5/01/18 – MBIA Insured	5/14 at 100.00	Aaa	1,300,590
1,635	5.000%, 5/01/20 – MBIA Insured	5/14 at 100.00	Aaa	1,719,775
1,715	5.000%, 5/01/21 – MBIA Insured	5/14 at 100.00	Aaa	1,803,923

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

$1,360	Owen County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2001, 5.000%, 4/01/21	4/11 at 101.00	Aa3		$1,417,773

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19 (4)	No Opt. Call	A		574,905

2,545	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 1998A, 5.500%, 7/01/14 – AMBAC Insured	No Opt. Call	AAA		2,795,657

590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 – FSA Insured	7/12 at 100.00	AAA		612,337

3,185	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21 – FSA Insured	No Opt. Call	AAA		3,630,836

5,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002F, 5.250%, 7/01/21 – CIFG Insured	No Opt. Call	AAA		5,567,800

2,755	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured	No Opt. Call	AAA		3,355,976

6,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – MBIA Insured	No Opt. Call	AAA		6,796,980

1,360	Shelby County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 5/01/21 – MBIA Insured	5/14 at 100.00	Aaa		1,430,516

2,185	Spencer County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 7/01/21 – FSA Insured	7/14 at 100.00	Aaa		2,300,630

1,010	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/21 – FSA Insured	10/14 at 100.00	AAA		1,089,497
108,415	Total Tax Obligation/Limited				116,151,696
	Transportation – 4.6%

	Guam International Airport Authority, Revenue Bonds, Series 2003C:
5,000	5.250%, 10/01/22 – MBIA Insured (Alternative Minimum Tax)	10/10 at 100.00	AAA		5,179,500
2,195	5.000%, 10/01/23 – MBIA Insured (Alternative Minimum Tax)	10/13 at 100.00	AAA		2,254,770

1,250	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 1996B, 5.750%, 3/01/13 – MBIA Insured	9/07 at 101.00	AAA		1,264,175

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – MBIA Insured (Alternative Minimum Tax)	3/13 at 100.00	AAA		5,232,927

1,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.250%, 7/01/22 – FSA Insured (Alternative Minimum Tax)	7/13 at 100.00	AAA		1,045,440

6,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.500%, 3/01/19 (Alternative Minimum Tax)	3/09 at 101.00	Baa3		6,132,120
20,535	Total Transportation				21,108,932
	U.S. Guaranteed – 16.4% (3)

1,875	Bell County Public Properties Corporation, Kentucky, First Mortgage Revenue Bonds, Judicial Center Project, Series 2000, 5.850%, 9/01/28 (Pre-refunded 3/01/11) – AMBAC Insured	3/11 at 102.00	AAA		2,037,506

5,085	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 1999, 5.500%, 3/01/29 (Pre-refunded 3/01/09)	3/09 at 102.00	BBB–	(3)	5,327,148

	Fayette County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2000:
1,665	5.500%, 6/01/18 (Pre-refunded 6/01/10)	6/10 at 101.00	AA–	(3)	1,758,207
2,795	5.500%, 6/01/20 (Pre-refunded 6/01/10)	6/10 at 101.00	AA–	(3)	2,951,464

2,000	Jefferson County Collegiate Housing Foundation, Kentucky, Student Housing Revenue Bonds, University of Louisville Project, Series 1999A, 7.125%, 9/01/29 (Pre-refunded 9/01/09)	9/09 at 102.00	N/R	(3)	2,173,260

5,930	Jefferson County, Kentucky, College Revenue Bonds, Bellarmine College Project, Series 1999, 5.250%, 5/01/29 (Pre-refunded 5/01/09)	5/09 at 101.00	Baa2	(3)	6,131,561

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

$4,500	Kenton County Public Properties Corporation, Kentucky, First Mortgage Revenue Bonds, Courthouse Facilities Project, Series 1998A, 5.000%, 3/01/29 (Pre-refunded 3/01/09)	3/09 at 101.00	Aa3	(3)	$4,636,710

1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	AA	(3)	1,052,660

6,080	Kentucky Economic Development Finance Authority, Revenue Refunding and Improvement Bonds, Catholic Health Initiatives, Series 1998A, 5.000%, 12/01/27 (Pre-refunded 6/01/08)	6/08 at 101.00	AA	(3)	6,215,219

400	Kentucky State Property and Buildings Commission, Agency Fund Revenue Bonds, Project 66A, Series 2000, 5.750%, 5/01/20 (Pre-refunded 5/01/10) – MBIA Insured	5/10 at 100.00	AAA		421,048

5,860	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 72, Series 2001, 5.375%, 10/01/19 (Pre-refunded 10/01/11) – MBIA Insured	10/11 at 100.00	AAA		6,212,010

5,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 79, Series 2003, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – MBIA Insured	10/13 at 100.00	AAA		5,304,300

7,000	Lexington-Fayette Urban County Government, Kentucky, First Mortgage Bonds, Public Facilities Corporation, Series 1998, 5.125%, 10/01/31 (Pre-refunded 7/15/08) – FSA Insured	7/08 at 102.00	AAA		7,244,720

650	Magoffin County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2000, 5.750%, 6/01/20 (Pre-refunded 6/01/10)	6/10 at 101.00	Aa3	(3)	690,950

410	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – FSA Insured	7/12 at 100.00	Aaa		432,247

245	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured	No Opt. Call	AAA		301,725

2,600	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2000, 5.750%, 7/01/26 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 100.00	AAA		2,748,044

2,000	Puerto Rico, General Obligation and Public Improvement Refunding Bonds, Series 1997, 5.375%, 7/01/25 (Pre-refunded 7/01/07)	7/07 at 100.00	BBB–	(3)	2,002,660

1,875	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Reset Option Long Certificates II-R-66, Series 1996Y, 7.067%, 7/01/36 (Pre-refunded 7/01/16) – MBIA Insured (IF)	7/16 at 100.00	AAA		2,325,525

4,250	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16) – MBIA Insured (UB)	7/16 at 100.00	AAA		4,760,595

2,800	Russell, Kentucky, Health System Revenue Bonds, Franciscan Health Partnership Inc. - Our Lady of Bellefonte Hospital, Series 1997, 5.500%, 7/01/15 (Pre-refunded 1/01/10)	1/10 at 100.00	Baa2	(3)	2,903,068

7,000	Warren County Justice Center Expansion Corporation, Kentucky, First Mortgage Revenue Bonds, AOC Judicial Facility, Series 1997A, 5.250%, 9/01/24 (Pre-refunded 9/01/07) – MBIA Insured	9/07 at 102.00	AAA		7,163,730
71,020	Total U.S. Guaranteed				74,794,357
	Utilities – 10.2%

1,175	Boone County, Kentucky, Collateralized Pollution Control Revenue Bonds, Dayton Power & Light Company, Series 2005A, 4.700%, 1/01/28 – FGIC Insured	7/15 at 100.00	AAA		1,184,153

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
7,100	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	AAA		6,161,451
6,475	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	AAA		5,396,265
5,810	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	AAA		4,249,318
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	AAA		5,275,541
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	AAA		8,471,169

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – MBIA Insured	No Opt. Call	AAA		3,352,440

5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	AAA		5,269,850

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/17 – MBIA Insured	7/15 at 100.00	AAA		2,144,760

5,000	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas & Electric Energy Corporation, Series 2007A, 4.600%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AAA		4,938,000
56,760	Total Utilities				46,442,947

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Water and Sewer – 11.1%

$1,405	Christian County Water District, Kentucky, Waterworks Revenue Bonds, Series 1999, 6.000%, 1/01/30 – AMBAC Insured	10/09 at 101.00	Aaa	$1,483,919

1,000	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/11 at 102.00	AA–	1,058,590

4,990	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006, 5.000%, 11/15/29	11/16 at 100.00	AA+	5,268,891

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 1997B:
3,540	5.350%, 5/15/22 – MBIA Insured	11/07 at 101.00	AAA	3,598,587
2,500	5.200%, 5/15/25 – MBIA Insured	11/07 at 101.00	AAA	2,538,200

3,200	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 1998A, 5.000%, 5/15/30 – FGIC Insured	5/08 at 101.00	AAA	3,257,408

16,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A, 5.500%, 5/15/34 – MBIA Insured (5)	11/11 at 101.00	AAA	17,090,880

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2004A:
7,365	5.250%, 5/15/37 – FGIC Insured	5/14 at 101.00	AAA	7,923,856
750	5.000%, 5/15/38 – FGIC Insured	5/14 at 101.00	AAA	783,848

7,225	Northern Kentucky Water District, Revenue Refunding Bonds, Series 2002A, 5.000%, 2/01/27 – FGIC Insured	2/12 at 100.00	Aaa	7,461,039
47,975	Total Water and Sewer			50,465,218
$457,805	Total Investments (cost $444,958,299) – 101.4%			461,909,265

	Floating Rate Obligations – (2.2)%			(9,805,000)

	Other Assets Less Liabilities – 0.8%			3,341,648

	Net Assets – 100%			$455,445,913

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2007

Forward Swaps outstanding at May 31, 2007:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$9,000,000	Pay	3-Month USD-LIBOR	5.334%	Semi-Annually	2/21/08	2/21/35	$(345,013)
USD-LIBOR	(United States Dollar-London Inter-Bank Offered Rate)

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time it is formally determined that the interest on the bonds should be treated as taxable.

(5)	Portion of the investment, with an aggregate market value of $277,727, has been pledged to collateralize the net payment obligations under forward swap contracts.

(6)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Discretionary – 0.9%

$2,000	Michigan Strategic Fund, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, General Motors Corporation, Series 1995, 6.200%, 9/01/20	9/07 at 100.00	B–	$2,029,400
	Consumer Staples – 0.3%

875	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	915,688
	Education and Civic Organizations – 4.5%

630	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/35	11/15 at 100.00	BBB–	633,396

380	Grand Traverse Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 4.750%, 11/01/32	11/17 at 100.00	BBB–	367,460

	Michigan Technological University, General Revenue Bonds, Series 2004A:
1,230	5.000%, 10/01/24 – MBIA Insured	10/13 at 100.00	AAA	1,284,157
1,850	5.000%, 10/01/29 – MBIA Insured	10/13 at 100.00	AAA	1,926,239

6,150	Wayne State University, Michigan, General Revenue Bonds, Series 1999, 5.125%, 11/15/29 – FGIC Insured	11/09 at 101.00	AAA	6,349,076
10,240	Total Education and Civic Organizations			10,560,328
	Health Care – 9.5%

3,530	Lake View Community Hospital Authority, Michigan, Hospital Revenue Refunding Bonds, Series 1997, 6.250%, 2/15/13	8/07 at 101.00	N/R	3,562,864

2,400	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A, 5.000%, 7/15/37	7/17 at 100.00	A	2,428,392

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Michigan Community Hospital, Series 1996, 6.250%, 10/01/27	10/07 at 101.00	BBB–	1,016,560

1,475	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Chelsea Community Hospital, Series 1998, 5.375%, 5/15/19	5/08 at 101.00	BBB	1,496,402

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Crittenton Hospital, Series 2002A, 5.625%, 3/01/27	3/12 at 101.00	A+	1,062,260

195	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Gratiot Community Hospital, Series 1995, 6.100%, 10/01/07	No Opt. Call	A–	196,028

500	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37	5/15 at 100.00	BBB	503,215

500	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A, 5.000%, 5/15/26	5/15 at 100.00	Baa1	503,085

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – MBIA Insured	5/15 at 100.00	AAA	2,070,940

3,755	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	8/07 at 100.00	BB–	3,757,666

800	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.375%, 6/01/26	6/16 at 100.00	BBB–	830,632

1,600	Pontiac Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, NOMC Obligated Group, Series 1993, 6.000%, 8/01/23	8/07 at 100.00	Ba3	1,551,600

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M:
1,000	5.250%, 11/15/31 – MBIA Insured	11/11 at 100.00	AAA	1,036,690
2,000	5.250%, 11/15/35 – MBIA Insured	11/11 at 100.00	AAA	2,071,740
21,755	Total Health Care			22,088,074

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Multifamily – 2.0%

$1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – FSA Insured (Alternative Minimum Tax)	7/15 at 100.00	AAA	$1,228,248

6,000	Michigan Housing Development Authority, Section 8 Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14	No Opt. Call	AA	3,427,080
7,200	Total Housing/Multifamily			4,655,328
	Industrials – 0.9%

2,000	Michigan Strategic Fund, Solid Waste Disposal Limited Obligation Revenue Bonds, Waste Management Inc., Series 2004, 4.500%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	BBB	1,996,100
	Long-Term Care – 1.8%

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005, 5.250%, 11/15/25	5/15 at 100.00	N/R	1,016,550

2,695	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Clark Retirement Community Inc., Series 1998, 5.250%, 6/01/18	6/08 at 100.00	BBB–	2,701,872

	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Porter Hills Presbyterian Village, Series 1998:
140	5.300%, 7/01/18	7/08 at 101.00	BBB+	141,613
260	5.375%, 7/01/28	7/08 at 101.00	BBB+	262,662
4,095	Total Long-Term Care			4,122,697
	Materials – 0.8%

1,750	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	1,763,073
	Tax Obligation/General – 32.9%

1,175	Birmingham, Michigan, General Obligation Bonds, Series 2002, 5.000%, 10/01/21	10/12 at 100.50	AAA	1,230,437

1,020	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/22	5/13 at 100.00	AA–	1,079,384

	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
2,000	5.000%, 5/01/23 – MBIA Insured	5/15 at 100.00	AAA	2,104,680
2,085	5.000%, 5/01/24 – MBIA Insured	5/15 at 100.00	AAA	2,191,272
1,000	5.000%, 5/01/25 – MBIA Insured	5/15 at 100.00	AAA	1,046,170

1,850	Chippewa Valley Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – MBIA Insured	5/15 at 100.00	AAA	1,944,295

4,085	Detroit, Michigan, General Obligation Bonds, Series 2004A-1, 5.250%, 4/01/20 – AMBAC Insured	4/14 at 100.00	AAA	4,355,999

11,000	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997, 5.250%, 2/01/27 – FGIC Insured	8/07 at 102.00	AAA	11,211,860

1,245	Edwardsburg Public School, Cass County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/24 – FSA Insured	5/14 at 100.00	AAA	1,301,548

4,350	Hartland Consolidated School District, Livingston County, Michigan, General Obligation Refunding Bonds, Series 2001, 5.125%, 5/01/29	5/11 at 100.00	AA–	4,483,937

2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/24	11/13 at 100.00	AA–	2,089,120

1,000	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 – FSA Insured	5/14 at 100.00	AAA	1,051,790

1,715	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – FSA Insured	5/16 at 100.00	AAA	1,808,931

1,030	Kent County, Michigan, General Obligation Bonds, Series 2004A, 5.000%, 12/01/22	12/14 at 100.00	AAA	1,091,378

1,300	Lansing Community College, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/20 – MBIA Insured	5/13 at 100.00	AAA	1,361,217

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

$2,700	Livonia Public Schools, Wayne County, Michigan, Unlimited Tax General School Building and Site Bonds, Series 1992-II, 0.000%, 5/01/08 – FGIC Insured	No Opt. Call	AAA	$2,608,416

1,500	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – FSA Insured	6/15 at 100.00	AAA	1,581,975

2,800	Michigan Municipal Bond Authority, Local Government Loan Program Revenue Bonds, Pontiac School District, Series 1991C, 0.000%, 6/15/08 – FSA Insured	No Opt. Call	AAA	2,692,900

3,250	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%, 5/01/21	5/13 at 100.00	AA–	3,452,378

2,000	Muskegon Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/20 – FSA Insured	5/14 at 100.00	AAA	2,103,700

1,220	Caledonia Community Schools, Kent County, Michigan, General Obligation Bonds, Series 2007, Residual 1018, 6.220%, 5/01/32 (WI/DD, Settling 6/14/07) – MBIA Insured (IF)	5/17 at 100.00	AAA	1,295,067

1,620	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – MBIA Insured	5/15 at 100.00	AAA	1,702,571

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – MBIA Insured	No Opt. Call	AAA	661,360
1,020	0.000%, 5/01/18 – MBIA Insured	No Opt. Call	AAA	642,906

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – MBIA Insured	8/17 at 100.00	Aaa	4,223,360

905	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Series 2007, Residuals 07-1017, 6.179%, 5/01/36 (WI/DD, Settling 6/07/07) – FSA Insured (IF)	5/17 at 100.00	AAA	957,635

1,400	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/21 – FGIC Insured	11/14 at 100.00	AAA	1,474,340

1,150	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – FSA Insured	11/14 at 100.00	AAA	1,224,049

1,915	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/20 – FSA Insured	5/15 at 100.00	AAA	2,026,472

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	AAA	2,162,647

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – MBIA Insured	No Opt. Call	AAA	5,889,926

3,170	Zeeland Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – FGIC Insured	5/15 at 100.00	AAA	3,341,370
74,950	Total Tax Obligation/General			76,393,090
	Tax Obligation/Limited – 12.8%

1,190	Detroit, Michigan, Building Authority Revenue Bonds, District Court Madison Center, Series 1996A, 6.150%, 2/01/11	8/07 at 101.00	A	1,192,130

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – MBIA Insured	No Opt. Call	AAA	2,631,296
3,295	0.000%, 6/01/18 – MBIA Insured	No Opt. Call	AAA	2,073,774
1,650	6.875%, 6/01/24 – MBIA Insured	6/07 at 100.00	AAA	1,711,397

3,960	Michigan Building Authority, Revenue Bonds, Series 2006IA, 5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	AAA	4,151,545

6,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	AAA	2,917,080

250	Michigan Municipal Bond Authority, Wayne County, Local Government Loan Program Revenue Bonds, Series 1991A, 4.750%, 12/01/09 – FGIC Insured	6/07 at 100.00	AAA	250,185

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I:
2,720	5.500%, 10/15/19	10/11 at 100.00	A+	2,888,205
5,000	5.000%, 10/15/24	10/11 at 100.00	A+	5,176,200

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

$4,400	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	AAA		$4,615,996

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/22 – MBIA Insured	10/13 at 100.00	AAA		2,090,820
34,450	Total Tax Obligation/Limited				29,698,628
	Transportation – 1.3%

3,000	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 1998B, 5.000%, 12/01/28 – MBIA Insured	12/08 at 101.00	AAA		3,065,460
	U.S. Guaranteed – 19.0% (3)

295	Cedar Springs Public School District, Kent and Newaygo Counties, Michigan, General Obligation Bonds, Series 2003, 5.125%, 5/01/32 (Pre-refunded 5/01/13)	5/13 at 100.00	AA–	(3)	313,839

250	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 5.125%, 5/01/31 (Pre-refunded 5/01/12) – FSA Insured	5/12 at 100.00	AAA		263,825

3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001A, 5.125%, 7/01/31 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	AAA		3,141,420

2,505	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	Aaa		2,646,608

2,500	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Residual Option Long Series II-R-103, 7.541%, 1/01/10 (Pre-refunded 1/01/10) (IF)	1/10 at 101.50	Aaa		2,774,700

8,000	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded 1/01/10) – FGIC Insured (UB)	1/10 at 101.00	AAA		8,439,520

3,750	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/31 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(3)	4,002,788

1,000	Livonia Municipal Building Authority, Wayne County, Michigan, General Obligation Bonds, Series 2001, 5.000%, 5/01/27 (Pre-refunded 5/01/10) – FGIC Insured	5/10 at 100.00	AAA		1,030,710

75	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)	No Opt. Call	A3	(3)	80,501

5,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Ascension Health Credit Group, Series 1999A, 6.125%, 11/15/26 (Pre-refunded 11/15/09)	11/09 at 101.00	AAA		5,310,750

2,200	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 1999A, 6.000%, 11/15/24 (Pre-refunded 11/15/09)	11/09 at 101.00	A1	(3)	2,331,934

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(3)	3,253,620

2,000	Michigan State Trunk Line, Fund Bonds, Series 2001A, 5.000%, 11/01/25 (Pre-refunded 11/01/11) – FSA Insured	11/11 at 100.00	AAA		2,090,720

605	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Clark Retirement Community Inc., Series 1998, 5.250%, 6/01/18 (Pre-refunded 6/01/08)	6/08 at 100.00	N/R	(3)	613,676

1,500	Michigan, Certificates of Participation, Series 2000, 5.500%, 6/01/20 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 100.00	AAA		1,568,415

130	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		133,896

1,235	Rochester Community School District, Oakland and Macomb Counties, Michigan, General Obligation Bonds, Series 2000I, 5.750%, 5/01/19 (Pre-refunded 5/01/10) – FGIC Insured	5/10 at 100.00	AAA		1,298,232

	Southgate Community School District, Wayne County, Michigan, General Obligation Bonds, Series 1999:
1,500	5.000%, 5/01/25 (Pre-refunded 5/01/09) – FGIC Insured	5/09 at 100.00	AAA		1,534,095
1,500	5.000%, 5/01/25 (Pre-refunded 5/01/09) – FGIC Insured	5/09 at 100.00	AAA		1,534,095

1,625	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Series 2004, 5.250%, 5/01/22 (Pre-refunded 5/01/14) – MBIA Insured	5/14 at 100.00	AAA		1,754,269
41,670	Total U.S. Guaranteed				44,117,613

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Utilities – 4.5%

$1,000	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – FSA Insured	7/13 at 100.00	AAA	$1,046,620

1,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 – AMBAC Insured	1/12 at 100.00	AAA	1,045,020

925	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12	No Opt. Call	A3	979,076

3,300	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 (Alternative Minimum Tax)	9/11 at 100.00	A3	3,447,147

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	AAA	1,289,490

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 – MBIA Insured	No Opt. Call	AAA	2,572,720
11,225	Total Utilities			10,380,073
	Water and Sewer – 10.9%

5,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/34 – FSA Insured	7/16 at 100.00	AAA	5,224,350

2,500	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2001A, 5.000%, 7/01/30 – FGIC Insured	7/11 at 100.00	AAA	2,558,700

2,495	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – MBIA Insured	7/13 at 100.00	AAA	2,586,841

4,455	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 0.000%, 7/01/19 – FGIC Insured	No Opt. Call	AAA	2,645,468

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – MBIA Insured	7/15 at 100.00	AAA	4,185,160

1,625	Lansing, Michigan, Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 5/01/21 – FGIC Insured	5/14 at 100.00	AAA	1,709,256

2,075	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA	2,216,162

4,055	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	10/14 at 100.00	AAA	4,261,596
26,205	Total Water and Sewer			25,387,533
$241,415	Total Investments (cost $225,813,300) – 102.1%			237,173,085

	Floating Rate Obligations – (1.7)%			(4,000,000)

	Other Assets Less Liabilities – (0.4)%			(803,007)

	Net Assets – 100%			$232,370,078

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2007

Forward Swaps outstanding at May 31, 2007:

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (4)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$6,500,000	Pay	3-Month USD-LIBOR	5.335%	Semi-Annually	2/21/08	2/21/30	$(222,175)
USD-LIBOR	(United States Dollar-London Inter-Bank Offered Rate)

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Discretionary – 0.9%

$3,225	St. Louis Industrial Development Authority, Missouri, Senior Lien Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000A, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	AAA	$2,303,714
	Consumer Staples – 4.6%

3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	5/08 at 101.00	AA–	3,050,850

8,100	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	8,816,523
11,100	Total Consumer Staples			11,867,373
	Education and Civic Organizations – 7.1%

	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2003A:
1,000	5.000%, 11/01/21	11/13 at 100.00	AA	1,048,280
1,200	5.000%, 11/01/31	11/13 at 100.00	AA	1,247,916

1,500	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2006, 5.000%, 11/01/26	11/15 at 100.00	AA	1,579,395

1,100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Barstow School, Series 1998, 5.250%, 10/01/23	10/08 at 100.00	N/R	1,106,743

900	Missouri Health and Educational Facilities Authority, Revenue Bonds, Stephens College, Series 1999, 6.000%, 6/01/24	6/08 at 102.00	A1	932,607

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2001A, 5.500%, 6/15/16	No Opt. Call	AAA	1,117,330

1,360	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2001, 5.500%, 4/01/18 – MBIA Insured	4/11 at 100.00	Aaa	1,435,956

3,500	Missouri Health and Educational Facilities Authority, Washington University Revenue Bonds, Series 2007B, 4.500%, 1/15/36	1/17 at 100.00	AAA	3,441,725

4,190	Missouri Higher Education Loan Authority, Subordinate Lien Student Loan Revenue Bonds, Series 1994F, 6.750%, 2/15/09 (Alternative Minimum Tax)	8/07 at 100.00	A2	4,199,972

2,060	Southeast Missouri State University, System Facilities Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 4/01/26 – MBIA Insured	4/11 at 100.00	Aaa	2,117,680
17,810	Total Education and Civic Organizations			18,227,604
	Health Care – 11.0%

3,790	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/27	6/17 at 100.00	N/R	3,848,139

2,520	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/37	12/17 at 100.00	N/R	2,504,376

1,250	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29	2/15 at 102.00	BBB+	1,326,625

1,000	Missouri Health & Educational Facilities Authority, Saint Lukes Episcopal- Presbyterian Hospitals Revenue Bonds, Series 2001, 5.250%, 12/01/26 – FSA Insured	6/11 at 101.00	AAA	1,041,650

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/25	5/13 at 100.00	AA	1,031,000

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	1,033,440

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Capital Region Medical Center, Series 1998, 5.250%, 11/01/23	11/07 at 100.00	BBB+	500,140

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Freeman Health System, Series 1998:
1,500	5.250%, 2/15/18	2/08 at 102.00	BBB+	1,520,055
1,300	5.250%, 2/15/28	2/08 at 102.00	BBB+	1,315,730

2,750	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.700%, 2/15/34	2/14 at 100.00	BBB+	2,909,638

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care (continued)

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
$2,650	0.000%, 9/01/17 – MBIA Insured	No Opt. Call	AAA	$1,720,804
4,740	0.000%, 9/01/21 – MBIA Insured	No Opt. Call	AAA	2,545,807
6,300	0.000%, 9/01/22 – MBIA Insured	No Opt. Call	AAA	3,224,781

1,000	New Liberty Hospital District, Missouri, Revenue Bonds, Series 2001, 5.000%, 12/01/21 – AMBAC Insured	12/11 at 100.00	AAA	1,029,810

2,880	Taney County Industrial Development Authority, Missouri, Hospital Revenue Bonds, Skaggs Community Hospital Association, Series 1998, 5.400%, 5/15/28	5/08 at 101.00	BBB	2,924,928
34,180	Total Health Care			28,476,923
	Housing/Multifamily – 2.7%

1,320	Clay County Industrial Development Authority, Missouri, GNMA Multifamily Housing Revenue Bonds, Oak Creek Apartments, Series 2002, 6.125%, 7/20/25 (Alternative Minimum Tax)	7/13 at 105.00	AAA	1,419,251

	Missouri Housing Development Commission, GNMA Collateralized Multifamily Housing Revenue Bonds, JB Hughes Apartments I and II, Series 2002G:
244	6.200%, 5/20/19	5/12 at 105.00	Aaa	256,032
975	6.300%, 5/20/37	5/12 at 105.00	Aaa	1,035,382

2,380	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Mansion Apartments II, Series 1999, 6.125%, 4/01/22 (Alternative Minimum Tax)	4/08 at 102.00	N/R	2,420,508

1,805	St. Louis County Industrial Development Authority, Missouri, GNMA Collateralized Subordinate Lien Housing Revenue Refunding Bonds, Southfield and Oak Forest II Apartments, Series 2002A, 5.200%, 1/20/36	1/09 at 105.00	AAA	1,842,526
6,724	Total Housing/Multifamily			6,973,699
	Housing/Single Family – 4.2%

	Missouri Housing Development Commission, GNMA Single Family Remarketed Mortgage Revenue Bonds, Homeownership Loan Program, Series 1995B:
260	6.375%, 9/01/20 (Alternative Minimum Tax)	9/07 at 101.00	AAA	262,504
210	6.450%, 9/01/27 (Alternative Minimum Tax)	9/07 at 101.00	AAA	212,098

110	Missouri Housing Development Commission, GNMA/FNMA Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 1996D, 6.125%, 3/01/28 (Alternative Minimum Tax)	7/07 at 102.00	AAA	111,836

75	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 1995C, 7.250%, 9/01/26 (Alternative Minimum Tax)	9/07 at 104.00	AAA	76,040

120	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 1998B-2, 6.400%, 3/01/29 (Alternative Minimum Tax)	3/08 at 105.00	AAA	122,677

300	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000A-1, 6.300%, 9/01/25 (Alternative Minimum Tax)	9/09 at 100.00	AAA	302,787

215	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000B-1, 6.200%, 9/01/25 (Alternative Minimum Tax)	3/10 at 100.00	AAA	220,594

2,655	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	AAA	2,809,017

4,250	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006E-1, 5.600%, 3/01/37 (Alternative Minimum Tax)	3/16 at 104.50	AAA	4,540,104

2,360	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AAA	2,309,449
10,555	Total Housing/Single Family			10,967,106
	Long-Term Care – 5.5%

1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	1,048,180

4,250	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	11/08 at 102.00	N/R	4,266,277

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Long-Term Care (continued)

$2,525	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/32	8/17 at 100.00	N/R	$2,556,840

1,285	Missouri Development Finance Board, Healthcare Facilities Revenue Bonds, Lutheran Home for the Aged, Series 2001A, 5.600%, 11/01/21	11/11 at 100.00	A2	1,331,157

2,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/37	2/17 at 100.00	N/R	1,990,860

1,200	St. Louis County Industrial Development Authority, Missouri, GNMA Collateralized Healthcare Facilities Revenue Bonds, Mary, Queen and Mother Association, Series 2001, 5.400%, 9/20/34	3/10 at 102.00	AAA	1,254,528

1,800	St. Louis County Industrial Development Authority, Missouri, Revenue Refunding Bonds, Friendship Village of West County, Series 1996A, 6.250%, 9/01/10	9/07 at 101.00	N/R	1,822,302
14,060	Total Long-Term Care			14,270,144
	Materials – 0.4%

1,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BBB	1,053,250
	Tax Obligation/General – 16.6%

1,500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25 – FSA Insured	3/15 at 100.00	AAA	1,574,025

1,500	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Series 2005, 5.250%, 3/01/24 – FSA Insured	No Opt. Call	AAA	1,610,865

2,000	Cass County Reorganized School District R-II, Raymore and Peculiar, Missouri, General Obligation Bonds, Series 2002, 5.250%, 3/01/20 – FSA Insured	3/12 at 100.00	AAA	2,108,380

540	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2001C, 5.200%, 3/01/21	3/12 at 100.00	AA+	567,529

1,280	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2002B, 5.000%, 3/01/22 – FSA Insured	3/12 at 100.00	AAA	1,326,950

1,000	Greene County Reorganized School District R8, Missouri, General Obligation Bonds, Series 2002, 5.250%, 3/01/20 – FSA Insured	3/12 at 100.00	AAA	1,053,300

2,500	Hickman Mills C-1 School District, Jackson County, Missouri, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FSA Insured	3/13 at 100.00	AAA	2,612,100

1,450	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2004, 5.000%, 3/01/21 – MBIA Insured	3/14 at 100.00	Aaa	1,525,313

1,000	Jefferson City School District, Missouri, General Obligation Bonds, Series 1991A, 6.700%, 3/01/11	No Opt. Call	Aa2	1,062,220

3,000	Kansas City, Missouri, General Obligation Bonds, Series 2004F, 5.000%, 2/01/24	2/14 at 100.00	AA	3,140,790

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – FSA Insured	3/16 at 100.00	AAA	2,112,280

1,250	Nixa Reorganized School District R 02, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – FSA Insured	3/16 at 100.00	AAA	1,352,325

4,500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	4,713,029

1,500	Ozark R-6 School District, Christian County, Missouri, General Obligation Bonds, Series 2007, 5.000%, 9/01/25 – FSA Insured	9/17 at 100.00	AAA	1,586,835

1,000	Pevely, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – RAAI Insured	3/13 at 100.00	AA	1,051,770

2,275	Platte County Reorganized School District R3, Missouri, General Obligation Bonds, Series 2004, 5.000%, 3/01/20 – MBIA Insured	3/14 at 100.00	AAA	2,393,164

750	Polk County R-1 School District, Bolivar, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2000, 5.700%, 3/01/20	3/10 at 100.00	AA+	784,133

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

	Springfield School District R12, Missouri, General Obligation Bonds, Series 2003:
$2,875	5.125%, 3/01/20 – FGIC Insured	3/13 at 100.00	AAA	$3,029,675
3,000	5.000%, 3/01/22 – FGIC Insured	3/13 at 100.00	AAA	3,124,380
1,250	5.000%, 3/01/23 – FGIC Insured	3/13 at 100.00	AAA	1,300,538

1,605	St. Louis Board of Education, Missouri, General Obligation Refunding Bonds, Series 2003A, 5.000%, 4/01/20 – FSA Insured	4/13 at 100.00	AAA	1,679,600

1,345	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2000, 6.500%, 3/01/14 – FGIC Insured	No Opt. Call	AAA	1,549,131

1,450	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/20 – FSA Insured	3/14 at 100.00	AAA	1,551,776
40,570	Total Tax Obligation/General			42,810,108
	Tax Obligation/Limited – 17.8%

510	Brentwood, Missouri, Tax Increment Refunding Bonds, Promenade Project, Series 2002, 4.700%, 4/01/19 – RAAI Insured	4/09 at 100.00	AA	511,290

1,290	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005, 5.250%, 3/01/21 – MBIA Insured	3/16 at 100.00	AAA	1,392,658

1,875	Christian County Public Building Corporation, Missouri, Leasehold Revenue Bonds, Justice Center Project, Series 2000, 5.450%, 6/01/15 – RAAI Insured	6/10 at 100.00	AA	1,943,419

420	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.250%, 8/01/31	8/14 at 100.00	N/R	428,131

1,035	Dunklin County, Missouri, Certificates of Participation, Series 2004, 5.000%, 12/01/19 – FGIC Insured	12/14 at 100.00	AAA	1,101,840

2,560	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 4.500%, 4/01/21	4/14 at 100.00	N/R	2,564,480

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,643,296

3,000	Harrisonville, Missouri, Lease Participation Certificates, Series 2003, 5.000%, 12/01/22 – XLCA Insured	12/13 at 100.00	AAA	3,125,760

2,525	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	2,581,863

3,885	Missouri Association of Rural Education, Pulaski County, Certificates of Participation, Waynesville School District R-6, Series 2004, 5.100%, 3/01/24 – MBIA Insured	3/09 at 100.00	AAA	3,960,641

2,335	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A+	2,396,411

4,000	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Santa Fe Redevelopment Project, Series 2001, 5.250%, 4/01/23	4/11 at 100.00	A+	4,095,800

1,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	BBB+	1,968,346

450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – MBIA Insured	3/10 at 101.00	AAA	475,709

1,705	O’Fallon, Missouri, Certificates of Participation, Series 2002, 5.250%, 2/01/15 – MBIA Insured	2/12 at 100.00	Aaa	1,802,168

1,000	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/12 at 102.00	N/R	991,830

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21	No Opt. Call	BBB–	3,324,900

1,050	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	5/17 at 100.00	A	1,078,056

1,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	BBB	1,206,235

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	6/12 at 100.00	Aaa	2,004,342

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

$2,950	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured	6/10 at 100.00	AAA		$3,135,437

2,500	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aaa		2,605,150

600	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.500%, 11/01/27	11/14 at 100.00	N/R		612,594

1,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R		1,020,990
44,410	Total Tax Obligation/Limited				45,971,346
	Transportation – 6.3%

2,000	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	4/11 at 101.00	AAA		2,055,860

	St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue Refunding and Improvement Bonds, LCRA Parking Facilities, Series 1999C:
1,000	7.000%, 9/01/19	9/09 at 102.00	N/R		1,049,250
2,400	7.050%, 9/01/24	9/09 at 102.00	N/R		2,514,456

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
3,320	5.000%, 7/01/22 – MBIA Insured	7/15 at 100.00	AAA		3,476,007
2,395	5.000%, 7/01/23 – MBIA Insured	7/15 at 100.00	AAA		2,505,865

	St. Louis, Missouri, Airport Revenue Refunding Bonds, Series 2003A:
3,450	5.250%, 7/01/16 – FSA Insured	7/13 at 100.00	AAA		3,670,179
1,000	5.250%, 7/01/18 – FSA Insured	7/13 at 100.00	AAA		1,059,670
15,565	Total Transportation				16,331,287
	U.S. Guaranteed – 11.9% (3)

4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)	No Opt. Call	Aaa		3,331,305

1,025	Excelsior Springs School District, Missouri, Leasehold Revenue Bonds, Series 1994, 0.000%, 3/01/14 – FSA Insured (ETM)	No Opt. Call	AAA		783,510

2,500	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R	(3)	2,763,450

235	Greene County, Missouri, Single Family Mortgage Revenue Bonds, Series 1984, 0.000%, 3/01/16 (ETM)	No Opt. Call	Aaa		164,023

1,000	Kansas City Metropolitan Community Colleges Building Corporation, Missouri, Leasehold Revenue Bonds, Junior College District of Metropolitan Kansas City, Series 2001, 5.500%, 7/01/18 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	Aaa		1,060,400

2,000	Lees Summit Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Knox Village, Series 1999, 6.000%, 8/15/17 (Pre-refunded 8/15/09)	8/09 at 101.00	N/R	(3)	2,099,020

1,500	Lees Summit Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Knox Village, Series 2002, 5.700%, 8/15/22 (Pre-refunded 8/15/12)	8/12 at 101.00	N/R	(3)	1,612,920

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Riverside-Quindaro Bend Levee District L-385, Series 2001, 5.800%, 3/01/20 (Pre-refunded 3/01/10)	3/10 at 100.00	N/R	(3)	2,082,400

1,500	Missouri Development Finance Board, Kansas City, Infrastructure Facilities Revenue Bonds, Midtown Redevelopment Project, Series 2000A, 5.750%, 4/01/22 (Pre-refunded 4/01/10) – MBIA Insured	4/10 at 100.00	AAA		1,576,755

1,895	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 1994A, 6.750%, 5/15/14 (ETM)	No Opt. Call	Aaa		2,211,787

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Central Institute for the Deaf, Series 1999, 5.850%, 1/01/22 (Pre-refunded 1/01/10) – RAAI Insured	1/10 at 100.00	AA	(3)	1,048,070

1,100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St. Louis, Series 2000, 6.750%, 6/15/30 (Pre-refunded 6/15/10)	6/10 at 100.00	Baa2	(3)	1,186,218

2,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, St. Anthony’s Medical Center, Series 2000, 6.250%, 12/01/30 (Pre-refunded 12/01/10)	12/10 at 101.00	A	(3)	2,170,200

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

$500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa		$560,070

450	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/20 (Pre-refunded 3/01/14) – FSA Insured	3/14 at 100.00	AAA		485,028

1,240	St. Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Carnahan Courthouse, Series 2002A, 5.750%, 2/15/17 (Pre-refunded 2/15/12) – FGIC Insured	2/12 at 100.00	Aaa		1,336,844

5,000	St. Louis, Missouri, Airport Revenue Bonds, Airport Development Program, Series 2001A, 5.000%, 7/01/26 (Pre-refunded 7/01/11) – MBIA Insured	7/11 at 100.00	AAA		5,208,499

950	Texas County, Missouri, Hospital Revenue Bonds, Texas County Memorial Hospital, Series 2000, 7.250%, 6/15/25 (Pre-refunded 6/15/10)	6/10 at 100.00	N/R	(3)	1,037,077
30,395	Total U.S. Guaranteed				30,717,576
	Utilities – 4.6%

2,710	Columbia, Missouri, Water and Electric Revenue Bonds, Series 2002A, 5.000%, 10/01/26 – AMBAC Insured	10/12 at 100.00	AAA		2,809,864

1,195	Nixa, Missouri, Electric System Revenue Bonds, Series 2005, 5.000%, 4/01/25 – XLCA Insured	4/13 at 100.00	AAA		1,232,392

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – MBIA Insured	No Opt. Call	AAA		2,234,960

2,000	Sikeston, Missouri, Electric System Revenue Bonds, Series 1992, 6.200%, 6/01/10 – MBIA Insured	No Opt. Call	AAA		2,086,680

3,030	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – MBIA Insured	No Opt. Call	AAA		3,411,962
10,935	Total Utilities				11,775,858
	Water and Sewer – 6.6%

1,825	Kansas City, Missouri, Sewerage System Revenue Bonds, Series 2002D-1, 5.375%, 1/01/22	1/12 at 100.00	AA		1,925,941

3,385	Metropolitan St. Louis Sewerage District, Missouri, Revenue Bonds, Wastewater System, Series 2004A, 5.000%, 5/01/20 – MBIA Insured	5/14 at 100.00	AAA		3,564,676

1,600	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	AAA		1,678,192

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AAA		2,884,737

1,635	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Refunding Bonds, Tri-County Water Authority, Series 1999, 6.000%, 4/01/22 – RAAI Insured	4/09 at 100.00	AA		1,687,958

1,345	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, Series 2003B, 5.125%, 1/01/21	1/13 at 100.00	Aaa		1,415,532

1,000	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005A, 5.000%, 7/01/25	7/15 at 100.00	Aaa		1,053,970

	St. Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2002A:
750	5.000%, 12/01/26 – MBIA Insured	12/11 at 100.00	Aaa		770,190
1,000	5.250%, 12/01/28 – MBIA Insured	12/11 at 100.00	Aaa		1,044,310

1,000	West Plains, Missouri, Sewerage System Revenue Bonds, Series 2004, 5.125%, 7/01/24 – FSA Insured	7/12 at 100.00	AAA		1,050,780
16,505	Total Water and Sewer				17,076,286
$257,034	Total Investments (cost $249,034,975) – 100.2%				258,822,274

	Floating Rate Obligations – (0.8)%				(1,975,000)

	Other Assets Less Liabilities – 0.6%				1,348,570

	Net Assets – 100%				$258,195,844

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 1.2%

$6,550	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$6,854,575
	Education and Civic Organizations – 7.8%

4,090	Cleveland State University, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 6/01/23 – FGIC Insured	6/13 at 100.00	AAA	4,261,944

	Ohio Higher Education Facilities Commission, General Revenue Bonds, Case Western Reserve University, Series 2004A:
2,310	5.000%, 12/01/16 – AMBAC Insured	12/13 at 100.00	AAA	2,437,951
2,825	5.000%, 12/01/17 – AMBAC Insured	12/13 at 100.00	AAA	2,973,228
2,975	5.000%, 12/01/18 – AMBAC Insured	12/13 at 100.00	AAA	3,125,743

3,850	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	3,961,689

1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,829,800

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,095,813

	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,000	5.000%, 12/01/24	12/15 at 100.00	Baa2	1,030,010
1,000	5.000%, 12/01/29	12/15 at 100.00	Baa2	1,026,460

2,730	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University, Series 2004, 5.000%, 11/01/20	11/14 at 100.00	AA	2,865,190

	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004:
1,315	5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	AAA	1,373,057
1,060	5.000%, 12/01/27 – AMBAC Insured	12/14 at 100.00	AAA	1,105,410

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001:
1,200	5.500%, 12/01/21	12/11 at 100.00	Baa2	1,254,852
2,075	5.000%, 12/01/26	12/11 at 100.00	Baa2	2,116,002

2,000	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – MBIA Insured	12/16 at 100.00	AAA	2,077,400

	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004:
1,855	5.000%, 12/01/21 – MBIA Insured	6/14 at 100.00	AAA	1,952,239
1,900	5.000%, 12/01/23 – MBIA Insured	6/14 at 100.00	AAA	1,989,604

1,675	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	AAA	1,762,804

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,325	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA	1,383,406
1,005	5.000%, 6/01/26 – AMBAC Insured	6/14 at 100.00	AAA	1,047,441

1,025	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004E, 5.000%, 6/01/21 – AMBAC Insured	12/14 at 100.00	AAA	1,079,991
39,875	Total Education and Civic Organizations			41,750,034
	Health Care – 10.1%

7,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/24	11/09 at 101.00	Baa1	7,122,150

1,065	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Series 2003, 5.250%, 11/15/25 – FSA Insured	11/13 at 100.00	Aaa	1,123,021

9,570	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 4.375%, 5/15/32 – FGIC Insured (UB)	5/16 at 100.00	Aaa	9,108,917

1,000	Cuyahoga County, Ohio, Hospital Revenue Refunding and Improvement Bonds, MetroHealth System, Series 1997, 5.625%, 2/15/17 – MBIA Insured	8/07 at 102.00	AAA	1,021,270

4,400	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 6.000%, 1/01/32	7/13 at 100.00	AA–	4,801,368

2,500	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A, 5.625%, 8/15/32	8/12 at 101.00	A	2,641,725

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care (continued)

$6,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A	$6,197,640

130	Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross Health System Corporation, Series 1996, 5.800%, 6/01/16	6/08 at 100.00	Aa2	131,459

2,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A–	2,078,860

4,000	Middleburg Heights, Ohio, Hospital Improvement Revenue Refunding Bonds, Southwest General Hospital, Series 1995, 5.625%, 8/15/15 – FSA Insured	8/08 at 102.00	AAA	4,154,160

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – MBIA Insured	No Opt. Call	AAA	8,330,490

2,520	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	No Opt. Call	AA	2,572,315

665	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System Obligated Group, Series 2000B, 6.375%, 11/15/22	11/10 at 101.00	A–	713,379

2,700	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	2,798,685

1,200	Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds, Union Hospital Project, Series 2001, 5.250%, 10/01/31 – RAAI Insured	10/11 at 101.00	AA	1,247,544
51,750	Total Health Care			54,042,983
	Housing/Multifamily – 3.0%

1,055	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	11/08 at 103.00	N/R	1,063,208

3,045	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Carriage House Apartments Project, Series 2002, 5.400%, 3/20/37	9/11 at 102.00	Aaa	3,152,671

2,705	Henry County, Ohio, GNMA Collateralized Healthcare Facility Revenue Bonds, Alpine Village Project, Series 1999, 6.375%, 2/20/41	8/09 at 102.00	Aaa	2,869,248

4,985	Ohio Capital Corporation for Housing, FHA-Insured Section 8 Assisted Mortgage Loan Revenue Refunding Bonds, Series 1999D, 5.950%, 2/01/23	2/09 at 102.00	Aa2	5,183,104

4,000	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Collinson Apartments, Series 2006A, 4.800%, 3/20/48 (Alternative Minimum Tax)	3/17 at 102.00	Aaa	3,848,280
15,790	Total Housing/Multifamily			16,116,511
	Housing/Single Family – 2.0%

3,260	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Remarketed Revenue Bonds, Series 1997A-1, 6.150%, 3/01/29 (Alternative Minimum Tax)	9/07 at 102.00	Aaa	3,341,663

1,925	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Revenue Bonds, Series 1996B-3, 5.750%, 9/01/28 (Alternative Minimum Tax)	9/07 at 102.00	Aaa	1,944,558

1,790	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Revenue Bonds, Series 1997C, 5.750%, 9/01/28 (Alternative Minimum Tax)	9/07 at 102.00	Aaa	1,820,931

1,310	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Revenue Bonds, Series 1998A-1, 5.300%, 9/01/19 – FSA Insured (Alternative Minimum Tax)	3/08 at 101.50	AAA	1,333,004

165	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Revenue Bonds, Series 1999C, 5.750%, 9/01/30 (Alternative Minimum Tax)	7/09 at 100.00	Aaa	166,102

2,000	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	2,015,320
10,450	Total Housing/Single Family			10,621,578
	Industrials – 2.1%

390	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	N/R	393,604

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Industrials (continued)

$2,200	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	5/08 at 102.00	N/R	$2,235,926

6,300	Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery Worldwide Airlines Inc. – Guarantors, Series 1998A, 5.625%, 2/01/18	2/08 at 102.00	AAA	6,485,031

	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-4:
500	5.000%, 6/01/15 (Alternative Minimum Tax)	6/12 at 102.00	AA–	516,780
675	5.450%, 6/01/22 (Alternative Minimum Tax)	6/12 at 102.00	AA–	708,305

1,020	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22 (Alternative Minimum Tax)	No Opt. Call	AA–	1,086,657
11,085	Total Industrials			11,426,303
	Long-Term Care – 2.8%

3,120	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Heinzerling Foundation, Series 1995, 6.200%, 11/01/20	11/07 at 100.00	Aa2	3,145,865

2,000	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Presbyterian Retirement Services, Series 2002A, 5.125%, 7/01/22 – RAAI Insured	7/12 at 100.00	AA	2,061,200

8,230	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/37	1/17 at 100.00	BBB	8,282,590

1,395	Napoleon, Ohio, FHA-Insured Healthcare Facilities Mortgage Revenue Refunding Bonds, Lutheran Orphans and Old Folks Home Society, Series 1994, 6.875%, 8/01/23	8/07 at 100.00	Aa2	1,398,083
14,745	Total Long-Term Care			14,887,738
	Materials – 0.5%

1,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004A, 4.800%, 3/01/22	3/14 at 101.00	A	1,017,150

2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	2,039,940
3,000	Total Materials			3,057,090
	Tax Obligation/General – 19.3%

	Adams County Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995:
6,000	7.000%, 12/01/15 – MBIA Insured	No Opt. Call	AAA	6,982,560
9,500	5.250%, 12/01/21 – MBIA Insured	6/07 at 101.00	AAA	9,568,304

600	Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	AAA	461,754

700	Buckeye Local School District, Medina County, Ohio, General Obligation Bonds, Series 2000, 5.500%, 12/01/25 – FGIC Insured	12/10 at 100.00	Aaa	737,016

2,305	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – MBIA Insured	No Opt. Call	AAA	2,583,121

1,000	Butler County, Hamilton, Ohio, Limited Tax General Obligation Bonds, One Renaissance Center Acquisition, Series 2001, 5.375%, 11/01/17 – AMBAC Insured	11/11 at 101.00	Aaa	1,068,970

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 – MBIA Insured	6/15 at 100.00	AAA	2,669,823

2,295	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 – AMBAC Insured	6/14 at 100.00	AAA	2,432,057

	Chesapeake-Union Exempt Village School District, Ohio, General Obligation Bonds, Series 1986:
125	8.500%, 12/01/07	No Opt. Call	N/R	127,775
125	8.500%, 12/01/08	No Opt. Call	N/R	133,064
130	8.500%, 12/01/09	No Opt. Call	N/R	143,510

2,675	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22	12/14 at 100.00	AA+	2,817,444

1,345	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	Aa1	1,525,580

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

$1,000	Cuyahoga County, Ohio, Limited Tax General Obligation Various Purpose Refunding Bonds, Series 1993B, 5.250%, 10/01/13	No Opt. Call	AA+	$1,047,940

	Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004:
1,245	5.000%, 12/01/18 – MBIA Insured	6/14 at 100.00	Aaa	1,317,247
1,440	5.000%, 12/01/21 – MBIA Insured	6/14 at 100.00	Aaa	1,515,485

1,170	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/15 – AMBAC Insured	6/14 at 100.00	AAA	1,261,190

	Delaware City School District, Delaware County, Ohio, Unlimited Tax General Obligation School Facilities Construction and Improvement Bonds, Series 1995:
1,000	0.000%, 12/01/10 – FGIC Insured	No Opt. Call	AAA	872,060
1,000	0.000%, 12/01/11 – FGIC Insured	No Opt. Call	AAA	837,120

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 – MBIA Insured	12/15 at 100.00	Aaa	1,053,400

1,005	Findlay, Ohio, General Obligation Bonds, Series 2004, 5.250%, 7/01/15 – MBIA Insured	7/14 at 100.00	AAA	1,084,043

3,040	Franklin County, Ohio, Limited Tax General Obligation Refunding Bonds, Series 1993, 5.375%, 12/01/20	12/08 at 102.00	AAA	3,167,315

420	Geauga County, Ohio, Limited Tax General Obligation, Sewer District Improvement Bonds, Bainbridge Water Project, Series 1995, 6.850%, 12/01/10	6/07 at 101.00	Aa2	425,204

3,810	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/17 – MBIA Insured	12/14 at 100.00	Aaa	4,060,127

2,000	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 – CIFG Insured	6/17 at 100.00	AAA	2,107,000

1,270	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/23 – MBIA Insured	6/13 at 100.00	Aaa	1,323,391

1,400	Kent City School District, Portage County, Ohio, General Obligation Library Improvement Bonds, Series 2004, 5.000%, 12/01/20 – FGIC Insured	12/14 at 100.00	AAA	1,477,868

1,500	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – FSA Insured	No Opt. Call	AAA	1,688,805

945	Kettering, Ohio, Limited Tax General Obligation Bonds, Series 1991, 6.650%, 12/01/12	6/07 at 100.00	Aa3	947,136

	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Series 2005:
1,000	5.000%, 12/01/22 – MBIA Insured	6/15 at 100.00	AAA	1,054,580
1,480	5.000%, 12/01/24 – MBIA Insured	6/15 at 100.00	AAA	1,557,182

555	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa2	622,555

2,855	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – FSA Insured	12/15 at 100.00	AAA	3,011,625

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	Aaa	1,474,737

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Series 2005:
3,740	5.000%, 12/01/23 – FSA Insured	12/15 at 100.00	AAA	3,939,716
1,000	5.000%, 12/01/25 – FSA Insured	12/15 at 100.00	AAA	1,050,490

1,000	Ohio, Common Schools Capital Facilities, General Obligation Bonds, Series 2001B, 5.000%, 9/15/21	9/11 at 100.00	AA+	1,037,600

1,000	Ohio, Full Faith and Credit General Obligation Infrastructure Improvement Bonds, Series 1994, 6.000%, 8/01/10	No Opt. Call	AA+	1,064,530

730	Ohio, General Obligation Bonds, Common Schools, Series 2004B, 5.000%, 3/15/21	3/14 at 100.00	AA+	767,223

6,055	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/22	2/13 at 100.00	AA+	6,302,892

1,845	Ohio, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16	3/15 at 100.00	AA+	1,969,593

8,140	Ohio, General Obligation Higher Education Capital Facilities Bonds, Series 2001A, 5.000%, 2/01/20	2/11 at 100.00	AA+	8,404,794

1,000	Pickerington Local School District, Fairfield and Franklin Counties, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Series 2007, 4.250%, 12/01/34 – MBIA Insured	12/17 at 100.00	AAA	944,950

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

$3,315	South Point Local School District, Lawrence County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/24 – FSA Insured	12/14 at 100.00	AAA	$3,478,662

30	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	6/07 at 102.00	Aa1	30,651

2,315	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AAA	2,646,138

3,755	Toledo City School District, Lucas County, Ohio, General Obligation Bonds, Series 2003B, 5.000%, 12/01/22 – FGIC Insured	12/13 at 100.00	Aaa	3,928,669

1,500	Upper Arlington City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/20 – FSA Insured	6/15 at 100.00	AAA	1,588,140

	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003:
1,365	5.250%, 12/01/19 – MBIA Insured	12/13 at 100.00	Aaa	1,457,383
1,515	5.250%, 12/01/21 – MBIA Insured	12/13 at 100.00	Aaa	1,617,535
98,020	Total Tax Obligation/General			103,385,954
	Tax Obligation/Limited – 10.1%

5,690	Akron, Ohio, Income Tax Revenue Bonds, Community Learning Centers, Series 2004A, 5.000%, 12/01/33 – FGIC Insured	12/13 at 100.00	AAA	5,930,175

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
950	5.000%, 12/01/25	12/16 at 102.00	N/R	955,368
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,161,004

6,300	Cleveland, Ohio, Certificates of Participation, Cleveland Stadium Project, Series 1997, 5.250%, 11/15/27 – AMBAC Insured	11/07 at 102.00	AAA	6,458,130

1,850	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	AA	1,922,964

1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 – AMBAC Insured	6/14 at 100.00	AAA	1,435,752

5,615	Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Convention Facilities Authority, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	AAA	5,890,360

1,210	Groveport, Ohio, Special Obligation Income Tax Receipts Bonds, Series 2002, 5.000%, 12/01/22 – MBIA Insured	12/12 at 100.00	Aaa	1,260,723

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
2,300	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	AAA	2,414,149
1,000	5.000%, 12/01/21 – FGIC Insured	6/14 at 100.00	AAA	1,047,780
2,535	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	AAA	2,651,433

3,300	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	Aaa	1,249,116

1,485	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/16 – AMBAC Insured	4/12 at 100.00	AAA	1,590,554

695	Ohio Department of Transportation, Certificates of Participation, Panhandle Rail Line, Series 1992A, 6.500%, 4/15/12 – FSA Insured	10/07 at 100.00	AAA	696,487

1,050	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2002A, 5.000%, 4/01/22 – FSA Insured	4/12 at 100.00	AAA	1,089,134

1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – FSA Insured	4/15 at 100.00	AAA	1,993,347

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – FSA Insured	4/15 at 100.00	AAA	3,297,550

1,490	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II, 5.000%, 6/01/16	6/13 at 100.00	AA	1,572,859

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/15	12/13 at 100.00	AA	1,059,680

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II, 5.250%, 2/01/19 – FSA Insured	2/15 at 100.00	AAA	1,077,670

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L,
$2,700	5.000%, 7/01/21 – MBIA Insured (UB)	No Opt. Call	AAA		$3,077,946
5,200	Puerto Rico Public Buildings Authority, Guaranteed Revenue Bonds, Reset Option Long Trust Certificates II-R56, Series 1993L, 7.067%, 7/01/21 – MBIA Insured (IF)	No Opt. Call	AAA		6,655,792
52,950	Total Tax Obligation/Limited				54,487,973
	Transportation – 1.7%

1,000	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/27 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	AA		1,033,330

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – XLCA Insured	No Opt. Call	AAA		1,313,274

5,000	Ohio Turnpike Commission, Revenue Refunding Bonds, ROL Series II-R51, Series 1998A, 7.037%, 2/15/24 (IF)	No Opt. Call	AAA		6,516,150
7,235	Total Transportation				8,862,754
	U.S. Guaranteed – 30.3% (3)

435	Athens, Ohio, Sanitary Sewer System Mortgage Revenue Bonds, Series 1989, 7.300%, 12/01/14 (Pre-refunded 12/01/09)	12/09 at 100.00	N/R	(3)	463,362

	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B:
3,420	5.000%, 12/01/26 (Pre-refunded 6/01/15) – MBIA Insured	6/15 at 100.00	Aaa		3,665,966
3,590	5.000%, 12/01/27 (Pre-refunded 6/01/15) – MBIA Insured	6/15 at 100.00	Aaa		3,848,193

1,255	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2001, 5.375%, 12/01/17 (Pre-refunded 12/01/11) – MBIA Insured	12/11 at 100.00	AAA		1,332,584

2,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2003, 5.000%, 12/01/23 (Pre-refunded 6/01/11)	6/11 at 100.00	AA+	(3)	2,084,140

7,045	Columbus, Ohio, General Obligation Bonds, Series 2000, 5.250%, 11/15/17 (Pre-refunded 11/15/10)	11/10 at 101.00	Aaa		7,435,786

11,900	Cuyahoga County, Ohio, Hospital Revenue and Improvement Bonds, MetroHealth System, Series 1999, 6.125%, 2/15/24 (Pre-refunded 2/15/09)	2/09 at 101.00	A–	(3)	12,474,650

5,830	Cuyahoga County, Ohio, Limited Tax General Obligation Capital Improvement Bonds, Series 2000, 5.750%, 12/01/16 (Pre-refunded 12/01/10)	12/10 at 100.00	AA+	(3)	6,190,469

1,000	Evergreen Local School District, Ohio, Unlimited Tax General Obligation School Improvement Bonds, Series 1999, 5.625%, 12/01/24 (Pre-refunded 12/01/09) – FGIC Insured	12/09 at 101.00	Aaa		1,054,080

1,000	Garfield Heights City School District, Cuyahoga County, Ohio, General Obligation School Improvement Bonds, Series 2001, 5.500%, 12/15/18 (Pre-refunded 12/15/11) – MBIA Insured	12/11 at 100.00	Aaa		1,069,170

3,000	Granville Exempt Village School District, Ohio, General Obligation Bonds, Series 2001, 5.500%, 12/01/28 (Pre-refunded 12/01/11)	12/11 at 100.00	Aa2	(3)	3,213,630

1,600	Greene County, Ohio, Water System Revenue Bonds, Series 1996, 6.125%, 12/01/21 (Pre-refunded 12/01/07) – FGIC Insured	12/07 at 102.00	AAA		1,650,320

1,250	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Twin Towers, Series 1998A, 5.125%, 10/01/23 (Pre-refunded 10/01/08)	10/08 at 101.00	BBB	(3)	1,283,575

1,200	Heath City School District, Licking County, Ohio, Unlimited Tax General Obligation School Improvement Bonds, Series 2000A, 5.500%, 12/01/27 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aaa		1,266,468

1,000	Huron County, Ohio, Limited Tax General Obligation Correctional Facility Bonds, Series 1996, 5.850%, 12/01/16 (Pre-refunded 12/01/07) – MBIA Insured	12/07 at 102.00	AAA		1,030,100

3,385	Lakota Local School District, Butler County, Ohio, Unlimited Tax General Obligation School Improvement and Refunding Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 100.00	Aaa		3,548,055

565	Lebanon, Ohio, Electric System Mortgage Revenue Bonds, Series 2001, 5.500%, 12/01/17 (Pre-refunded 12/01/10) – AMBAC Insured	12/10 at 101.00	AAA		601,250

945	Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland Community Hospital Inc., Series 1992, 6.500%, 11/15/12 (ETM)	11/07 at 100.00	A1	(3)	978,425

1,750	Medina City School District, Medina County, Ohio, Unlimited Tax General Obligation School Building Construction Bonds, Series 1999, 5.250%, 12/01/28 (Pre-refunded 12/01/09) – FGIC Insured	12/09 at 100.00	AAA		1,813,140

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

$2,000	Montgomery County, Ohio, Health System Revenue Bonds, Franciscan Medical Center – Dayton Campus, Series 1997, 5.500%, 7/01/18 (Pre-refunded 1/01/08)	1/08 at 102.00	Baa2	(3)	$2,064,380

9,500	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Medical Center, Series 1999, 6.750%, 4/01/22 (Pre-refunded 4/01/10)	4/10 at 101.00	A	(3)	10,313,484

5,610	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)	9/11 at 100.00	AA	(3)	5,924,104

7,390	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	Aa2	(3)	7,823,941

	North Royalton City School District, Ohio, School Improvement Bonds, Series 1994:
2,200	6.000%, 12/01/14 (Pre-refunded 12/01/09) – MBIA Insured	12/09 at 102.00	AAA		2,358,554
2,400	6.100%, 12/01/19 (Pre-refunded 12/01/09) – MBIA Insured	12/09 at 102.00	AAA		2,578,632

1,330	Ohio Capital Corporation for Housing, FHA-Insured Section 8 Assisted Mortgage Loan Revenue Refunding Bonds, Series 1999D, 5.950%, 2/01/23 (Pre-refunded 2/01/09)	2/09 at 102.00	Aa2	(3)	1,401,887

3,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2002B, 5.500%, 10/01/22 (Pre-refunded 10/01/12)	10/12 at 100.00	AA–	(3)	3,229,710

1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2000, 5.500%, 12/01/30 (Pre-refunded 12/01/10) – AMBAC Insured	12/10 at 101.00	AAA		1,064,160

	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1985B:
6,460	0.000%, 1/15/15 (Pre-refunded 1/15/11) – FGIC Insured	1/11 at 67.04	AAA		3,759,785
5,700	0.000%, 1/15/15 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 70.48	AAA		3,418,974

4,260	Ohio Water Development Authority, Community Assistance Bonds, Series 1997, 5.375%, 12/01/24 (Pre-refunded 12/01/07) – AMBAC Insured	12/07 at 102.00	AAA		4,378,300

5,065	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		5,569,778

2,000	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 1998, 5.125%, 12/01/23 (Pre-refunded 6/01/08) – FSA Insured	6/08 at 101.00	AAA		2,047,500

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
400	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AAA		432,168
3,055	5.250%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AAA		3,300,683

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, Various Purpose Bonds, Series 1999:
1,825	5.000%, 12/01/27 (Pre-refunded 12/01/09)	12/09 at 101.00	AA	(3)	1,896,704
2,210	5.000%, 12/01/27 (Pre-refunded 12/01/09)	12/09 at 101.00	AA	(3)	2,296,831

1,495	Otsego Local School District, Wood, Henry and Lucas Counties, Ohio, General Obligation Bonds, Series 2004, 5.375%, 12/01/22 (Pre-refunded 12/01/14) – FSA Insured	12/14 at 100.00	Aaa		1,634,663

1,250	Parma Community General Hospital Association, Ohio, Hospital Revenue Refunding and Improvement Bonds, Series 1998, 5.350%, 11/01/18 (Pre-refunded 11/01/08)	11/08 at 101.00	N/R	(3)	1,289,425

500	Pickerington Local School District, Fairfield County, Ohio, General Obligation Bonds, Series 1993, 0.000%, 12/01/11 – AMBAC Insured (ETM)	No Opt. Call	AAA		420,230

23,400	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16) – MBIA Insured (UB)	7/16 at 100.00	AAA		26,211,276

1,335	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System Obligated Group, Series 2000B, 6.375%, 11/15/22 (Pre-refunded 11/15/10)	11/10 at 101.00	A–	(3)	1,454,082

3,500	Springfield City School District, Clark County, Ohio, General Obligation Bonds, Series 2001, 5.200%, 12/01/23 (Pre-refunded 12/01/11) – FGIC Insured	12/11 at 102.00	Aaa		3,756,270

1,185	Sugarcreek Local School District, Athens County, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/24 (Pre-refunded 12/01/13) – MBIA Insured	12/13 at 100.00	Aaa		1,275,724

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	U.S. Guaranteed (3) (continued)

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2001A:
$1,500	5.750%, 6/01/18 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 101.00	AAA	$1,617,315
1,520	5.750%, 6/01/19 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 101.00	AAA	1,638,879
2,000	5.250%, 6/01/24 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 101.00	AAA	2,119,680

2,000	Westerville City School District, Franklin and Delaware Counties, Ohio, Various Purpose General Obligation Bonds, Series 2001, 5.000%, 12/01/27 (Pre-refunded 6/01/11) – MBIA Insured	6/11 at 100.00	AAA	2,087,160
157,260	Total U.S. Guaranteed			162,367,642
	Utilities – 5.9%

1,535	Cleveland Public Power System, Ohio, First Mortgage Improvement Revenue Bonds, Series 1994A, 0.000%, 11/15/13 – MBIA Insured	No Opt. Call	AAA	1,184,943

5,000	Ohio Air Quality Development Authority, Revenue Bonds, JMG Funding Limited Partnership Project, Series 1997, 5.625%, 1/01/23 – AMBAC Insured (Alternative Minimum Tax)	10/07 at 102.00	Aaa	5,105,450

	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004:
1,000	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	AAA	1,046,570
5,450	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	AAA	5,694,051
1,465	5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	AAA	1,527,995
3,295	5.000%, 2/15/23 – AMBAC Insured	2/14 at 100.00	AAA	3,434,741

7,950	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)	9/08 at 102.00	N/R	8,101,845

1,545	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17	No Opt. Call	AAA	988,831

4,460	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/10 at 101.00	Baa3	4,813,589
31,700	Total Utilities			31,898,015
	Water and Sewer – 5.6%

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – FSA Insured	No Opt. Call	Aaa	1,879,541

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AA+	4,604,759

10,000	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – MBIA Insured	No Opt. Call	AAA	11,296,099

1,125	Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System Improvements, Series 2004, 5.875%, 12/01/25	6/14 at 100.00	N/R	1,186,954

1,260	Lancaster, Ohio, Wastewater System Improvement Revenue Bonds, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	AAA	1,319,736

4,590	Marysville, Ohio, Wastewater Treatement System Revenue Bonds, Series 2007, 4.750%, 12/01/47 (WI/DD, Settling 6/06/07) – XLCA Insured	12/17 at 100.00	AAA	4,622,083

1,255	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15	6/14 at 100.00	AAA	1,352,814

3,500	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AAA	3,689,804
27,815	Total Water and Sewer			29,951,790
$528,225	Total Long-Term Investments (cost $526,218,011) – 102.4%			549,710,940

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Short-Term Investments – 0.2%

$1,000	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 3.610%, 12/01/15 – MBIA Insured (4)		A–1+	$1,000,000

	Total Short-Term Investments (cost $1,000,000)			1,000,000

	Total Investments (cost $527,218,011) – 102.6%			550,710,940

	Floating Rate Obligations – (3.6)%			(19,425,000)

	Other Assets Less Liabilities – 1.0%			5,270,681

	Net Assets – 100%			$536,556,621

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Education and Civic Organizations – 3.5%

$475	Ashland Housing Authority, Wisconsin, Student Housing Revenue Bonds, Northland College Project, Series 1998, 5.100%, 4/01/18	4/08 at 100.00	Aaa	$478,092

500	Madison Community Development Authority, Wisconsin, Revenue Bonds, Fluno Center Project, Series 1998A, 5.000%, 11/01/20	11/07 at 101.00	AA–	507,125

370	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/29	2/09 at 101.00	BBB-	377,866

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/21	9/11 at 100.00	BBB	205,886

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	262,303
1,795	Total Education and Civic Organizations			1,831,272
	Health Care – 1.8%

405	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, FHA-Insured Mortgage Hospital Revenue Bonds, Doctor Pila Hospital, Series 1995A, 5.875%, 8/01/12	8/07 at 100.00	AAA	405,599

500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/24 – MBIA Insured	7/07 at 100.00	AAA	503,445
905	Total Health Care			909,044
	Housing/Multifamily – 8.2%

675	Kenosha Housing Authority, Wisconsin, GNMA Collateralized Multifamily Housing Revenue Bonds, Villa Ciera Inc., Series 2000A, 5.900%, 11/20/30	5/08 at 102.00	N/R	694,757

570	Lake Delton Community Development Agency, Wisconsin, GNMA Collateralized Multifamily Housing Revenue Bonds, Woodland Park Project, Series 2001, 5.300%, 2/20/31 (Alternative Minimum Tax)	1/12 at 102.00	N/R	585,544

1,000	Madison Community Development Authority, Wisconsin, GNMA Multifamily Housing Revenue Refunding Bonds, Greentree Glen Apartments, Series 1999A, 5.500%, 9/20/29 (Alternative Minimum Tax)	9/07 at 101.00	AAA	1,007,720

200	Milwaukee Redevelopment Authority, Wisconsin, FHA-Insured Multifamily Housing Revenue Bonds, City Hall Square Apartments, Series 1993, 6.000%, 8/01/22 (Alternative Minimum Tax)	8/07 at 102.00	N/R	204,186

500	Sheboygan Housing Authority, Wisconsin, GNMA Multifamily Revenue Refunding Bonds, Lake Shore Apartments, Series 1998A, 5.100%, 11/20/26	11/07 at 101.00	AAA	502,350

300	Walworth County Housing Authority, Wisconsin, FHA-Insured Housing Revenue Bonds, Kiwanis Heritage Inc. Senior Apartments, Series 1997, 5.550%, 9/01/22	9/07 at 100.00	N/R	300,684

1,000	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	964,030
4,245	Total Housing/Multifamily			4,259,271
	Housing/Single Family – 2.1%

50	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	9/07 at 100.00	N/R	50,474

1,000	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E, 4.900%, 11/01/35	5/15 at 100.00	AA	1,017,360
1,050	Total Housing/Single Family			1,067,834
	Tax Obligation/General – 0.4%

250	Guam, General Obligation Bonds, Series 1993A, 5.400%, 11/15/18	11/07 at 100.00	B	250,170

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited – 65.9%

$1,500	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Arena Project, Series 2002, 5.150%, 6/01/29	6/12 at 100.00	Aa2	$1,563,390

1,000	De Forest Redevelopment Authority, Wisconsin, Redevelopment Lease Revenue Bonds, Series 1999B, 5.100%, 2/01/18	2/08 at 100.00	N/R	1,004,950

2,000	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Bayshore Public Parking Project, Series 2004A, 5.000%, 10/01/24	10/14 at 100.00	A3	2,073,760

100	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 6, Series 2001, 5.000%, 10/01/19	10/11 at 100.00	A3	102,803

350	Green Bay Brown County Professional Football Stadium District, Wisconsin, Sales Tax Revenue Bonds, Lambeau Field Renovation Project, Series 2001A, 5.000%, 2/01/19 – AMBAC Insured	2/11 at 100.00	AAA	361,386

500	Jackson Community Development Authority, Wisconsin, Revenue Refunding Bonds, Series 1999, 5.100%, 12/01/17	12/09 at 100.00	N/R	503,950

960	Madison Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Monona Terrace, Series 2002, 4.375%, 3/01/20	3/12 at 100.00	Aa2	961,171

2,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2002A, 4.875%, 8/01/21 – AMBAC Insured	8/12 at 100.00	AAA	2,057,800

1,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aaa	977,230

	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Summerfest Project, Series 2001:
400	4.850%, 8/01/17	8/11 at 100.00	A	410,792
1,000	4.950%, 8/01/20	8/11 at 100.00	A	1,026,920

1,500	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.000%, 12/01/26	12/14 at 100.00	A1	1,565,235

1,000	Onalaska Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Series 2003, 4.875%, 10/01/27	10/13 at 100.00	A2	1,035,730

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
2,500	5.500%, 7/01/25 – AGC Insured	No Opt. Call	AAA	2,876,050
2,000	5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AAA	2,280,740

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
850	5.500%, 12/15/18 – MBIA Insured	No Opt. Call	AAA	956,437
400	5.500%, 12/15/19 – MBIA Insured	No Opt. Call	AAA	451,740
2,195	5.500%, 12/15/20 – MBIA Insured	No Opt. Call	AAA	2,488,559
500	5.500%, 12/15/26 – MBIA Insured	No Opt. Call	AAA	578,755

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R	1,216,743

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25	8/16 at 100.00	A2	1,265,524

600	Virgin Islands Public Finance Authority, Senior Lien Revenue Refunding Bonds, Matching Fund Loan Note, Series 1998A, 5.625%, 10/01/25	10/08 at 101.00	BBB	614,610

500	Wauwatosa Redevelopment Authority, Milwaukee County, Wisconsin, Lease Revenue Bonds, Series 1997, 5.650%, 12/01/16 – MBIA Insured	12/07 at 100.00	AAA	504,880

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	N/R	1,067,250

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	N/R	1,043,900

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
3,400	5.250%, 12/15/23 – FSA Insured	No Opt. Call	AAA	3,779,440
500	5.250%, 12/15/27 – FSA Insured	No Opt. Call	AAA	560,475

2,000	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/28 – FSA Insured	No Opt. Call	AAA	757,300
33,280	Total Tax Obligation/Limited			34,087,520

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed – 15.2% (3)

	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Arena Project, Series 1999A:
$1,000	5.700%, 6/01/24 (Pre-refunded 6/01/09)	6/09 at 100.00	Aa2	(3)	$1,038,180
700	5.800%, 6/01/29 (Pre-refunded 6/01/09)	6/09 at 100.00	Aa2	(3)	727,377

	Green Bay Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Convention Center Project, Series 1999A:
1,300	5.250%, 6/01/24 (Pre-refunded 6/01/09)	6/09 at 100.00	Aa2	(3)	1,337,193
1,150	5.100%, 6/01/29 (Pre-refunded 6/01/09)	6/09 at 100.00	Aa2	(3)	1,179,601

	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A:
2,000	5.125%, 8/01/21 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	AAA		2,125,700
1,000	5.125%, 8/01/22 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	AAA		1,062,850

375	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 1998A, 5.200%, 10/01/21 (Pre-refunded 10/01/08)	10/08 at 100.00	N/R	(3)	381,619
7,525	Total U.S. Guaranteed				7,852,520
	Utilities – 2.2%

1,000	Puerto Rico Electric Power Authority, Electric Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – FGIC Insured	No Opt. Call	AAA		1,116,020
$50,050	Total Investments (cost $50,318,111) – 99.3%				51,373,651

	Other Assets Less Liabilities – 0.7%				375,425

	Net Assets – 100%				$51,749,076

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

May 31, 2007

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Investments, at value (cost $125,216,255, $444,958,299, $225,813,300, $249,034,975, $527,218,011 and $50,318,111, respectively)	$128,294,636	$461,909,265	$237,173,085	$258,822,274	$550,710,940	$51,373,651
Cash	—	—	345,746	—	2,149,946	—
Receivables:
Interest	1,771,654	5,515,727	2,228,997	3,422,971	9,441,984	781,684
Investments sold	270,000	2,056,739	30,000	—	426,297	—
Shares sold	13,997	1,104,953	357,433	141,574	739,774	125,412
Other assets	237	47,007	26,818	11,945	58,387	2,369
Total assets	130,350,524	470,633,691	240,162,079	262,398,764	563,527,328	52,283,116
Liabilities
Cash overdraft	1,303,912	2,257,415	—	438,252	—	262,499
Floating rate obligations	—	9,805,000	4,000,000	1,975,000	19,425,000	—
Unrealized depreciation on forward swaps	—	345,013	222,175	—	—	—
Payables:
Investments purchased	—	—	2,275,498	—	4,646,732	—
Shares redeemed	154,301	864,304	262,115	684,725	532,188	57,342
Accrued expenses:
Management fees	58,396	201,162	104,606	115,951	235,826	23,489
12b-1 distribution and service fees	35,497	107,919	57,159	58,667	103,485	13,052
Other	36,743	123,558	81,937	65,837	180,329	17,586
Dividends payable	412,954	1,483,407	788,511	864,488	1,847,147	160,072
Total liabilities	2,001,803	15,187,778	7,792,001	4,202,920	26,970,707	534,040
Net assets	$128,348,721	$455,445,913	$232,370,078	$258,195,844	$536,556,621	$51,749,076
Class A Shares
Net assets	$97,477,048	$392,262,083	$169,394,547	$227,412,006	$346,297,953	$42,279,185
Shares outstanding	9,371,195	35,779,089	14,850,637	20,623,001	30,768,500	4,128,272
Net asset value per share	$10.40	$10.96	$11.41	$11.03	$11.25	$10.24
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.86	$11.44	$11.91	$11.51	$11.74	$10.69
Class B Shares
Net assets	$5,840,420	$13,465,694	$4,845,497	$7,351,498	$16,125,207	$2,464,441
Shares outstanding	566,226	1,227,507	423,856	666,068	1,435,033	240,121
Net asset value and offering price per share	$10.31	$10.97	$11.43	$11.04	$11.24	$10.26
Class C Shares
Net assets	$21,766,840	$46,649,628	$37,779,474	$21,263,417	$49,083,608	$5,974,805
Shares outstanding	2,092,382	4,254,705	3,314,286	1,930,108	4,373,071	582,294
Net asset value and offering price per share	$10.40	$10.96	$11.40	$11.02	$11.22	$10.26
Class R Shares
Net assets	$3,264,413	$3,068,508	$20,350,560	$2,168,923	$125,049,853	$1,030,645
Shares outstanding	312,487	279,959	1,784,098	196,550	11,126,897	100,268
Net asset value and offering price per share	$10.45	$10.96	$11.41	$11.03	$11.24	$10.28

Net Assets Consist of:
Capital paid-in	$125,129,882	$439,126,373	$221,406,036	$248,046,108	$512,431,912	$50,645,843
Undistributed (Over-distribution of) net investment income	40,834	(804,166)	(180,464)	(74,680)	(445,112)	(37,474)
Accumulated net realized gain (loss) from investments	99,624	517,753	6,896	437,117	1,076,892	85,167
Net unrealized appreciation (depreciation) of investments and derivative transactions	3,078,381	16,605,953	11,137,610	9,787,299	23,492,929	1,055,540
Net assets	$128,348,721	$455,445,913	$232,370,078	$258,195,844	$536,556,621	$51,749,076

See accompanying notes to financial statements.

Statement of Operations

Year Ended May 31, 2007

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$6,379,825	$22,731,385	$11,843,024	$13,107,573	$27,622,958	$2,243,540
Expenses
Management fees	698,503	2,409,198	1,253,186	1,382,624	2,806,720	256,346
12b-1 service fees – Class A	199,376	796,269	342,209	461,977	697,033	77,109
12b-1 distribution and service fees – Class B	63,652	147,820	53,711	76,788	174,235	27,898
12b-1 distribution and service fees – Class C	166,094	349,912	287,238	160,428	358,322	43,097
Shareholders’ servicing agent fees and expenses	68,517	212,099	128,981	106,171	300,920	27,959
Floating rate obligations interest expense and fees	—	379,135	154,000	106,981	810,635	—
Custodian’s fees and expenses	42,137	133,585	67,605	106,453	183,652	21,250
Trustees’ fees and expenses	3,366	11,927	6,085	6,835	13,869	1,261
Professional fees	13,349	39,079	17,151	18,727	29,295	9,904
Shareholders’ reports – printing and mailing expenses	16,149	53,666	32,597	25,819	74,974	6,885
Federal and state registration fees	7,816	9,072	10,230	5,789	9,279	8,385
Other expenses	5,550	14,378	8,160	11,159	17,569	2,863
Total expenses before custodian fee credit	1,284,509	4,556,140	2,361,153	2,469,751	5,476,503	482,957
Custodian fee credit	(20,999)	(36,857)	(27,868)	(27,090)	(44,274)	(14,878)
Net expenses	1,263,510	4,519,283	2,333,285	2,442,661	5,432,229	468,079
Net investment income	5,116,315	18,212,102	9,509,739	10,664,912	22,190,729	1,775,461
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,642,173	1,028,495	1,756,860	746,850	2,589,633	83,300
Net change in unrealized appreciation (depreciation) of:
Investments	(1,467,120)	659,410	(423,093)	289,259	(1,708,475)	104,085
Forward swaps	—	(345,013)	(222,175)	—	—	—
Net realized and unrealized gain (loss)	175,053	1,342,892	1,111,592	1,036,109	881,158	187,385
Net increase (decrease) in net assets from operations	$5,291,368	$19,554,994	$10,621,331	$11,701,021	$23,071,887	$1,962,846

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Kansas		Kentucky
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
Operations
Net investment income	$5,116,315	$5,170,339	$18,212,102	$19,384,348
Net realized gain (loss) from investments	1,642,173	565,839	1,028,495	1,179,410
Net change in unrealized appreciation (depreciation) of:
Investments	(1,467,120)	(4,237,094)	659,410	(14,470,749)
Forward swaps	—	—	(345,013)	—
Net increase (decrease) in net assets from operations	5,291,368	1,499,084	19,554,994	6,093,009
Distributions to Shareholders
From net investment income:
Class A	(3,948,267)	(3,919,501)	(16,229,555)	(17,003,173)
Class B	(216,685)	(286,327)	(516,334)	(673,805)
Class C	(762,069)	(789,253)	(1,622,289)	(1,642,318)
Class R	(85,404)	(65,950)	(112,352)	(82,507)
From accumulated net realized gains:
Class A	—	—	(804,235)	(1,336,665)
Class B	—	—	(31,411)	(66,345)
Class C	—	—	(94,175)	(152,711)
Class R	—	—	(5,293)	(5,573)
Decrease in net assets from distributions to shareholders	(5,012,425)	(5,061,031)	(19,415,644)	(20,963,097)
Fund Share Transactions
Proceeds from sale of shares	13,983,839	16,867,724	32,298,305	30,296,652
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,398,985	2,656,786	10,557,770	11,376,696
	16,382,824	19,524,510	42,856,075	41,673,348
Cost of shares redeemed	(20,116,563)	(16,334,930)	(52,943,992)	(57,471,401)
Net increase (decrease) in net assets from Fund share transactions	(3,733,739)	3,189,580	(10,087,917)	(15,798,053)
Net increase (decrease) in net assets	(3,454,796)	(372,367)	(9,948,567)	(30,668,141)
Net assets at the beginning of year	131,803,517	132,175,884	465,394,480	496,062,621
Net assets at the end of year	$128,348,721	$131,803,517	$455,445,913	$465,394,480
Undistributed (Over-distribution of) net investment income at the end of year	$40,834	$(63,056)	$(804,166)	$(423,041)

See accompanying notes to financial statements.

	Michigan		Missouri
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
Operations
Net investment income	$9,509,739	$10,066,680	$10,664,912	$10,962,372
Net realized gain (loss) from investments	1,756,860	749,408	746,850	711,275
Net change in unrealized appreciation (depreciation) of:
Investments	(423,093)	(7,471,815)	289,259	(6,843,445)
Forward swaps	(222,175)	—	—	—
Net increase (decrease) in net assets from operations	10,621,331	3,344,273	11,701,021	4,830,202
Distributions to Shareholders
From net investment income:
Class A	(7,050,365)	(7,320,042)	(9,368,335)	(9,981,289)
Class B	(190,942)	(263,443)	(266,196)	(316,032)
Class C	(1,360,169)	(1,354,965)	(752,948)	(791,878)
Class R	(938,703)	(989,172)	(56,661)	(34,312)
From accumulated net realized gains:
Class A	(1,448,384)	(2,004,133)	(141,487)	—
Class B	(47,098)	(88,400)	(4,826)	—
Class C	(322,755)	(429,404)	(13,104)	—
Class R	(184,060)	(257,250)	(837)	—
Decrease in net assets from distributions to shareholders	(11,542,476)	(12,706,809)	(10,604,394)	(11,123,511)
Fund Share Transactions
Proceeds from sale of shares	21,356,189	22,722,819	16,104,993	20,137,812
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,074,689	5,933,758	5,559,873	5,640,469
	26,430,878	28,656,577	21,664,866	25,778,281
Cost of shares redeemed	(30,224,021)	(34,510,153)	(26,794,995)	(19,139,089)
Net increase (decrease) in net assets from Fund share transactions	(3,793,143)	(5,853,576)	(5,130,129)	6,639,192
Net increase (decrease) in net assets	(4,714,288)	(15,216,112)	(4,033,502)	345,883
Net assets at the beginning of year	237,084,366	252,300,478	262,229,346	261,883,463
Net assets at the end of year	$232,370,078	$237,084,366	$258,195,844	$262,229,346
Undistributed (Over-distribution of) net investment income at the end of year	$(180,464)	$(148,705)	$(74,680)	$(281,047)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	Ohio		Wisconsin
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
Operations
Net investment income	$22,190,729	$23,326,281	$1,775,461	$1,717,546
Net realized gain (loss) from investments	2,589,633	1,693,541	83,300	182,407
Net change in unrealized appreciation (depreciation) of:
Investments	(1,708,475)	(18,259,991)	104,085	(1,464,151)
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	23,071,887	6,759,831	1,962,846	435,802
Distributions to Shareholders
From net investment income:
Class A	(14,370,357)	(14,991,868)	(1,455,199)	(1,430,462)
Class B	(621,821)	(813,840)	(88,548)	(127,010)
Class C	(1,721,241)	(1,732,197)	(186,557)	(177,587)
Class R	(5,527,424)	(5,981,726)	(26,261)	(5,938)
From accumulated net realized gains:
Class A	(994,096)	(1,305,148)	(80,032)	(165,451)
Class B	(52,377)	(86,687)	(6,401)	(17,703)
Class C	(137,036)	(173,547)	(11,840)	(23,830)
Class R	(363,710)	(499,004)	(1,745)	(679)
Decrease in net assets from distributions to shareholders	(23,788,062)	(25,584,017)	(1,856,583)	(1,948,660)
Fund Share Transactions
Proceeds from sale of shares	43,834,813	47,994,143	10,443,529	5,714,314
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,663,124	13,656,754	1,047,561	1,112,560
	56,497,937	61,650,897	11,491,090	6,826,874
Cost of shares redeemed	(62,384,790)	(68,625,336)	(5,391,370)	(5,555,171)
Net increase (decrease) in net assets from Fund share transactions	(5,886,853)	(6,974,439)	6,099,720	1,271,703
Net increase (decrease) in net assets	(6,603,028)	(25,798,625)	6,205,983	(241,155)
Net assets at the beginning of year	543,159,649	568,958,274	45,543,093	45,784,248
Net assets at the end of year	$536,556,621	$543,159,649	$51,749,076	$45,543,093
Undistributed (Over-distribution of) net investment income at the end of year	$(445,112)	$(364,503)	$(37,474)	$(54,145)

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust IV (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high levels of tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2007, Michigan and Ohio had outstanding when-issued/delayed delivery purchase commitments of $2,275,498 and $4,646,732, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual

Notes to Financial Statements (continued)

12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Floating rate obligations interest expense and fees” in the Statement of Operations.

During the fiscal year ended May 31, 2007, Kentucky, Michigan, Missouri and Ohio invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Kansas and Wisconsin did not invest in any such instruments during the fiscal year ended May 31, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2007, were as follows:

	Kentucky	Michigan	Missouri	Ohio
Average floating rate obligations	$9,805,000	$4,000,000	$2,775,137	$21,290,178
Average annual interest rate and fees	3.87%	3.85%	3.85%	3.81%

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extend to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Kansas
	Year Ended 5/31/07	11/30/06	Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	738,883	$7,727,761	1,181,502	$12,433,126
Class A – automatic conversion of Class B shares	137,621	1,443,319	48,920	514,062
Class B	38,040	394,448	20,421	213,332
Class C	257,845	2,706,471	329,605	3,466,758
Class R	162,706	1,711,840	22,682	240,446
Shares issued to shareholders due to reinvestment of distributions:
Class A	181,556	1,902,123	197,498	2,078,016
Class B	9,902	102,898	13,499	140,930
Class C	36,570	383,271	40,915	430,702
Class R	1,016	10,693	675	7,138
	1,564,139	16,382,824	1,855,717	19,524,510
Shares redeemed:
Class A	(1,333,549)	(13,953,264)	(961,370)	(10,104,393)
Class B	(59,717)	(619,173)	(216,150)	(2,247,153)
Class B – automatic conversion to Class A shares	(138,795)	(1,443,319)	(49,310)	(514,062)
Class C	(391,534)	(4,090,957)	(321,430)	(3,374,998)
Class R	(936)	(9,850)	(8,989)	(94,324)
	(1,924,531)	(20,116,563)	(1,557,249)	(16,334,930)
Net increase (decrease)	(360,392)	$(3,733,739)	298,468	$3,189,580

Notes to Financial Statements (continued)

	Kentucky
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,039,116	$22,523,441	1,949,136	$21,701,035
Class A – automatic conversion of Class B shares	241,274	2,668,451	74,419	826,602
Class B	32,888	364,317	70,072	781,861
Class C	552,350	6,112,283	543,764	6,065,560
Class R	57,059	629,813	82,935	921,594
Shares issued to shareholders due to reinvestment of distributions:
Class A	829,319	9,183,661	888,908	9,884,979
Class B	28,813	319,218	38,296	426,211
Class C	87,326	966,833	89,951	999,155
Class R	7,955	88,058	5,977	66,351
	3,876,100	42,856,075	3,743,458	41,673,348
Shares redeemed:
Class A	(3,696,333)	(40,846,673)	(4,335,775)	(48,115,573)
Class B	(269,743)	(2,975,210)	(233,656)	(2,591,416)
Class B – automatic conversion to Class A shares	(241,139)	(2,668,451)	(74,401)	(826,602)
Class C	(575,593)	(6,356,515)	(530,467)	(5,881,313)
Class R	(8,831)	(97,143)	(5,159)	(56,497)
	(4,791,639)	(52,943,992)	(5,179,458)	(57,471,401)
Net increase (decrease)	(915,539)	$(10,087,917)	(1,436,000)	$(15,798,053)

	Michigan
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,330,719	$15,346,047	1,474,374	$17,101,996
Class A – automatic conversion of Class B shares	70,452	816,002	29,741	346,845
Class B	27,284	316,820	37,311	436,297
Class C	335,428	3,867,578	388,724	4,527,149
Class R	87,324	1,009,742	26,644	310,532
Shares issued to shareholders due to reinvestment of distributions:
Class A	302,979	3,507,082	361,150	4,200,876
Class B	8,249	95,647	13,339	155,475
Class C	58,027	671,298	59,845	695,093
Class R	69,176	800,662	75,831	882,314
	2,289,638	26,430,878	2,466,959	28,656,577
Shares redeemed:
Class A	(1,723,501)	(19,856,476)	(2,241,711)	(25,920,683)
Class B	(133,306)	(1,540,545)	(179,101)	(2,089,282)
Class B – automatic conversion to Class A shares	(70,285)	(816,002)	(29,688)	(346,845)
Class C	(412,809)	(4,755,624)	(346,109)	(4,024,783)
Class R	(282,197)	(3,255,374)	(183,313)	(2,128,560)
	(2,622,098)	(30,224,021)	(2,979,922)	(34,510,153)
Net increase (decrease)	(332,460)	$(3,793,143)	(512,963)	$(5,853,576)

	Missouri
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,004,766	$11,149,451	1,344,371	$14,935,980
Class A – automatic conversion of Class B shares	52,346	583,774	23,686	262,008
Class B	16,927	187,643	43,459	481,709
Class C	249,446	2,770,206	342,391	3,801,421
Class R	127,152	1,413,919	59,312	656,694
Shares issued to shareholders due to reinvestment of distributions:
Class A	456,186	5,072,942	464,000	5,158,568
Class B	13,700	152,481	15,165	168,703
Class C	29,242	324,944	27,905	309,964
Class R	851	9,506	290	3,234
	1,950,616	21,664,866	2,320,579	25,778,281
Shares redeemed:
Class A	(1,959,287)	(21,743,896)	(1,405,100)	(15,586,486)
Class B	(92,027)	(1,024,836)	(72,332)	(805,092)
Class B – automatic conversion to Class A shares	(52,310)	(583,774)	(23,679)	(262,008)
Class C	(297,607)	(3,299,155)	(196,602)	(2,176,423)
Class R	(12,855)	(143,334)	(28,007)	(309,080)
	(2,414,086)	(26,794,995)	(1,725,720)	(19,139,089)
Net increase (decrease)	(463,470)	$(5,130,129)	594,859	$6,639,192

	Ohio
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,723,205	$30,926,754	3,047,528	$34,770,761
Class A – automatic conversion of Class B shares	143,718	1,640,005	163,574	1,886,705
Class B	49,844	566,896	71,782	822,412
Class C	723,663	8,211,429	850,872	9,713,989
Class R	219,836	2,489,729	70,146	800,276
Shares issued to shareholders due to reinvestment of distributions:
Class A	631,048	7,181,835	675,780	7,740,442
Class B	29,323	333,258	32,660	373,567
Class C	68,970	783,102	69,084	789,296
Class R	384,028	4,364,929	415,443	4,753,449
	4,973,635	56,497,937	5,396,869	61,650,897
Shares redeemed:
Class A	(3,629,878)	(41,190,056)	(3,752,948)	(42,829,746)
Class B	(322,419)	(3,654,426)	(319,784)	(3,634,933)
Class B – automatic conversion to Class A shares	(143,960)	(1,640,005)	(163,830)	(1,886,705)
Class C	(540,584)	(6,124,905)	(736,627)	(8,387,848)
Class R	(862,463)	(9,775,398)	(1,042,790)	(11,886,104)
	(5,499,304)	(62,384,790)	(6,015,979)	(68,625,336)
Net increase (decrease)	(525,669)	$(5,886,853)	(619,110)	$(6,974,439)

Notes to Financial Statements (continued)

	Wisconsin
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	784,243	$8,107,651	320,170	$3,324,300
Class A – automatic conversion of Class B shares	54,287	560,644	50,073	517,326
Class B	4,417	45,765	16,460	172,128
Class C	87,112	904,057	150,117	1,557,228
Class R	79,132	825,412	13,705	143,332
Shares issued to shareholders due to reinvestment of distributions:
Class A	81,274	840,644	85,191	882,924
Class B	5,445	56,427	8,465	87,920
Class C	12,058	124,976	13,056	135,564
Class R	2,454	25,514	592	6,152
	1,110,422	11,491,090	657,829	6,826,874
Shares redeemed:
Class A	(380,887)	(3,938,916)	(310,972)	(3,223,244)
Class B	(37,804)	(392,419)	(88,073)	(915,337)
Class B – automatic conversion to Class A shares	(54,177)	(560,644)	(49,978)	(517,326)
Class C	(47,123)	(488,321)	(86,829)	(894,417)
Class R	(1,074)	(11,070)	(471)	(4,847)
	(521,065)	(5,391,370)	(536,323)	(5,555,171)
Net increase (decrease)	589,357	$6,099,720	121,506	$1,271,703

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2007, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$28,725,283	$41,632,112	$28,698,381	$46,899,526	$58,516,697	$10,715,755
Sales and maturities	31,263,781	50,000,872	32,403,990	42,590,710	54,717,421	4,587,773

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2007, the cost of investments was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$125,216,819	$435,163,697	$221,888,182	$247,021,287	$507,283,681	$50,314,300

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31,2007, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Gross unrealized:
Appreciation	$3,418,034	$17,839,193	$11,713,804	$10,291,921	$25,146,921	$1,212,677
Depreciation	(340,217)	(894,077)	(428,901)	(466,069)	(1,145,384)	(153,326)
Net unrealized appreciation (depreciation) of investments	$3,077,817	$16,945,116	$11,284,903	$9,825,852	$24,001,537	$1,059,351

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, the Funds’ tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income*	$435,265	$652,250	$480,089	$743,214	$893,427	$118,788
Undistributed net ordinary income**	—	12,966	23,685	8,048	—	3,401
Undistributed net long-term capital gains	118,716	537,654	186,048	437,117	1,076,892	81,767

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2007, paid on June 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2007 and May 31, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income***	$5,024,864	$18,597,774	$9,530,565	$10,456,421	$22,291,164	$1,737,468
Distributions from net ordinary income**	—	—	19,811	—	—	—
Distributions from net long-term capital gains****	—	935,114	2,002,297	160,254	1,547,219	100,018

2006	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$5,050,446	$19,433,344	$9,980,919	$11,166,668	$23,584,206	$1,740,542
Distributions from net ordinary income**	—	—	9,969	—	40,519	3,699
Distributions from net long-term capital gains	—	1,561,294	2,779,778	—	1,989,352	207,663

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as Exempt Interest Dividends.

****	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2007, the complex-level fee rate was .1824%.

Complex-Level Assets(1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Ohio in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense and extraordinary expenses) from exceeding ..75% of the average daily net assets. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (unaudited)	$128,230	$500,548	$142,708	$258,104	$352,587	$165,952
Paid to authorized dealers (unaudited)	112,326	424,058	125,151	223,180	307,254	142,396

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2007, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (unaudited)	$55,322	$78,605	$65,350	$52,688	$135,407	$35,257

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2007, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (unaudited)	$69,024	$146,595	$91,148	$84,812	$199,830	$31,502

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2007, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (unaudited)	$8,660	$47,519	$23,346	$12,672	$51,923	$1,914

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by November 30, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 2, 2007, to shareholders of record on June 8, 2007, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Dividend per share:
Class A	$.0345	$.0365	$.0395	$.0375	$.0390	$.0325
Class B	.0280	.0295	.0325	.0305	.0320	.0260
Class C	.0300	.0310	.0340	.0325	.0340	.0280
Class R	.0365	.0380	.0415	.0395	.0410	.0345

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Funds. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing. The Merger Agreement includes a “go shop” provision through July 19, 2007, during which Nuveen Investments may actively solicit and negotiate competing takeover proposals.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund’s agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
KANSAS											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (1/92)
2007	$10.38	$.42	$.01	$.43	$(.41)	$—	$(.41)	$10.40	4.22%	$97,477.85%		4.03%	.85%	4.03%	.84%	4.04%	22%
2006	10.66	.42	(.29)	.13	(.41)	—	(.41)	10.38	1.28	100,128.86		4.02	.86	4.02	.84	4.03	18
2005	10.20	.44	.46	.90	(.44)	—	(.44)	10.66	8.95	97,861.88		4.17	.88	4.17	.87	4.18	21
2004	10.77	.46	(.57)	(.11)	(.46)	—	(.46)	10.20	(1.02)	91,744.90		4.36	.90	4.36	.89	4.37	11
2003	10.25	.48	.52	1.00	(.48)	—	(.48)	10.77	10.03	102,938.88		4.57	.88	4.57	.87	4.58	12
Class B (2/97)
2007	10.30	.34	.01	.35	(.34)	—	(.34)	10.31	3.38	5,840	1.61	3.28	1.61	3.28	1.59	3.29	22
2006	10.58	.34	(.28)	.06	(.34)	—	(.34)	10.30	.54	7,379	1.61	3.26	1.61	3.26	1.59	3.28	18
2005	10.12	.36	.46	.82	(.36)	—	(.36)	10.58	8.21	10,031	1.63	3.42	1.63	3.42	1.61	3.43	21
2004	10.69	.38	(.57)	(.19)	(.38)	—	(.38)	10.12	(1.77)	11,001	1.64	3.61	1.64	3.61	1.64	3.62	11
2003	10.18	.40	.52	.92	(.41)	—	(.41)	10.69	9.18	12,797	1.63	3.81	1.63	3.81	1.62	3.82	12
Class C (2/97)
2007	10.38	.37	.01	.38	(.36)	—	(.36)	10.40	3.69	21,767	1.40	3.48	1.40	3.48	1.39	3.50	22
2006	10.67	.37	(.30)	.07	(.36)	—	(.36)	10.38	.67	22,736	1.41	3.47	1.41	3.47	1.39	3.48	18
2005	10.21	.38	.46	.84	(.38)	—	(.38)	10.67	8.39	22,836	1.43	3.62	1.43	3.62	1.42	3.63	21
2004	10.78	.40	(.56)	(.16)	(.41)	—	(.41)	10.21	(1.53)	23,656	1.45	3.81	1.45	3.81	1.44	3.82	11
2003	10.27	.42	.52	.94	(.43)	—	(.43)	10.78	9.35	25,049	1.43	4.01	1.43	4.01	1.42	4.02	12
Class R (2/97)
2007	10.42	.45	.02	.47	(.44)	—	(.44)	10.45	4.54	3,264.65		4.23	.65	4.23	.63	4.25	22
2006	10.71	.45	(.30)	.15	(.44)	—	(.44)	10.42	1.41	1,560.66		4.22	.66	4.22	.64	4.23	18
2005	10.24	.46	.47	.93	(.46)	—	(.46)	10.71	9.26	1,449.68		4.37	.68	4.37	.67	4.38	21
2004	10.82	.48	(.58)	(.10)	(.48)	—	(.48)	10.24	(.89)	1,204.70		4.56	.70	4.56	.69	4.57	11
2003	10.30	.50	.53	1.03	(.51)	—	(.51)	10.82	10.23	1,310.68		4.77	.68	4.77	.67	4.78	12

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
KENTUCKY											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (5/87)
2007	$10.96	$.44	$.03	$.47	$(.45)	$(.02)	$(.47)	$10.96	4.35%	$392,262.90%		4.00%	.90%	4.00%	.89%	4.01%	9%
2006	11.30	.46	(.30)	.16	(.46)	(.04)	(.50)	10.96	1.38	398,636.82		4.09	.82	4.09	.81	4.10	13
2005	10.88	.48	.43	.91	(.48)	(.01)	(.49)	11.30	8.51	427,106.83		4.35	.83	4.35	.82	4.36	15
2004	11.35	.51	(.42)	.09	(.52)	(.04)	(.56)	10.88	.90	410,109.84		4.58	.84	4.58	.83	4.58	16
2003	10.92	.53	.44	.97	(.53)	(.01)	(.54)	11.35	9.03	426,782.84		4.79	.84	4.79	.83	4.79	14
Class B (2/97)
2007	10.97	.36	.03	.39	(.37)	(.02)	(.39)	10.97	3.56	13,466	1.65	3.26	1.65	3.26	1.65	3.26	9
2006	11.31	.37	(.30)	.07	(.37)	(.04)	(.41)	10.97	.62	18,388	1.57	3.34	1.57	3.34	1.56	3.35	13
2005	10.88	.40	.44	.84	(.40)	(.01)	(.41)	11.31	7.80	21,216	1.57	3.60	1.57	3.60	1.57	3.61	15
2004	11.35	.43	(.42)	.01	(.44)	(.04)	(.48)	10.88	.14	20,874	1.59	3.83	1.59	3.83	1.58	3.83	16
2003	10.92	.45	.44	.89	(.45)	(.01)	(.46)	11.35	8.21	21,206	1.59	4.04	1.59	4.04	1.58	4.04	14
Class C (10/93)
2007	10.96	.38	.02	.40	(.38)	(.02)	(.40)	10.96	3.73	46,650	1.45	3.45	1.45	3.45	1.44	3.46	9
2006	11.29	.39	(.29)	.10	(.39)	(.04)	(.43)	10.96	.88	45,919	1.37	3.54	1.37	3.54	1.36	3.55	13
2005	10.87	.42	.43	.85	(.42)	(.01)	(.43)	11.29	7.91	46,160	1.37	3.80	1.37	3.80	1.37	3.81	15
2004	11.34	.45	(.42)	.03	(.46)	(.04)	(.50)	10.87	.35	45,303	1.39	4.03	1.39	4.03	1.38	4.03	16
2003	10.91	.47	.44	.91	(.47)	(.01)	(.48)	11.34	8.45	50,194	1.39	4.24	1.39	4.24	1.38	4.24	14
Class R (2/97)
2007	10.96	.47	.02	.49	(.47)	(.02)	(.49)	10.96	4.52	3,069.70		4.20	.70	4.20	.69	4.21	9
2006	11.29	.48	(.30)	.18	(.47)	(.04)	(.51)	10.96	1.64	2,451.62		4.29	.62	4.29	.61	4.30	13
2005	10.87	.51	.42	.93	(.50)	(.01)	(.51)	11.29	8.70	1,581.63		4.54	.63	4.54	.62	4.55	15
2004	11.33	.53	(.41)	.12	(.54)	(.04)	(.58)	10.87	1.15	1,285.64		4.78	.64	4.78	.63	4.78	16
2003	10.90	.55	.44	.99	(.55)	(.01)	(.56)	11.33	9.23	1,172.64		4.99	.64	4.99	.63	4.99	14

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended May 31, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.08% for each share class.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MICHIGAN											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (6/85)
2007	$11.45	$.47	$.07	$.54	$(.48)	$(.10)	$(.58)	$11.41	4.70%	$169,395.91%		4.09%	.91%	4.09%	.90%	4.10%	12%
2006	11.89	.49	(.32)	.17	(.48)	(.13)	(.61)	11.45	1.48	170,278.86		4.16	.86	4.16	.85	4.17	11
2005	11.45	.51	.45	.96	(.51)	(.01)	(.52)	11.89	8.48	181,302.86		4.32	.86	4.32	.86	4.33	16
2004	12.16	.54	(.58)	(.04)	(.55)	(.12)	(.67)	11.45	(.27)	179,956.87		4.61	.87	4.61	.86	4.61	9
2003	11.55	.55	.63	1.18	(.56)	(.01)	(.57)	12.16	10.40	204,652.86		4.67	.86	4.67	.86	4.67	10
Class B (2/97)
2007	11.48	.39	.05	.44	(.39)	(.10)	(.49)	11.43	3.85	4,845	1.67	3.35	1.67	3.35	1.65	3.36	12
2006	11.92	.40	(.32)	.08	(.39)	(.13)	(.52)	11.48	.71	6,794	1.61	3.41	1.61	3.41	1.60	3.41	11
2005	11.47	.42	.46	.88	(.42)	(.01)	(.43)	11.92	7.73	8,938	1.61	3.57	1.61	3.57	1.60	3.58	16
2004	12.18	.45	(.58)	(.13)	(.46)	(.12)	(.58)	11.47	(1.03)	10,112	1.62	3.86	1.62	3.86	1.61	3.86	9
2003	11.57	.46	.63	1.09	(.47)	(.01)	(.48)	12.18	9.56	11,179	1.61	3.91	1.61	3.91	1.61	3.92	10
Class C (6/93)
2007	11.44	.41	.06	.47	(.41)	(.10)	(.51)	11.40	4.11	37,779	1.46	3.54	1.46	3.54	1.45	3.56	12
2006	11.88	.42	(.32)	.10	(.41)	(.13)	(.54)	11.44	.91	38,141	1.41	3.61	1.41	3.61	1.40	3.62	11
2005	11.43	.44	.46	.90	(.44)	(.01)	(.45)	11.88	7.98	38,386	1.41	3.77	1.41	3.77	1.40	3.78	16
2004	12.14	.48	(.58)	(.10)	(.49)	(.12)	(.61)	11.43	(.83)	36,912	1.42	4.06	1.42	4.06	1.41	4.06	9
2003	11.54	.49	.61	1.10	(.49)	(.01)	(.50)	12.14	9.71	43,693	1.41	4.12	1.41	4.12	1.41	4.12	10
Class R (2/97)
2007	11.45	.50	.06	.56	(.50)	(.10)	(.60)	11.41	4.92	20,351.71		4.29	.71	4.29	.70	4.30	12
2006	11.89	.51	(.32)	.19	(.50)	(.13)	(.63)	11.45	1.69	21,871.66		4.36	.66	4.36	.65	4.36	11
2005	11.45	.53	.45	.98	(.53)	(.01)	(.54)	11.89	8.70	23,675.66		4.52	.66	4.52	.66	4.53	16
2004	12.16	.57	(.58)	(.01)	(.58)	(.12)	(.70)	11.45	(.07)	23,618.67		4.81	.67	4.81	.66	4.81	9
2003	11.56	.58	.61	1.19	(.58)	(.01)	(.59)	12.16	10.53	24,951.66		4.87	.66	4.87	.66	4.87	10

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended May 31, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.07% for each share class.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MISSOURI											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (8/87)
2007	$10.98	$.46	$.05	$.51	$(.45)	$(.01)	$(.46)	$11.03	4.66%	$227,412.88%		4.13%	.88%	4.13%	.87%	4.14%	16%
2006	11.25	.47	(.26)	.21	(.48)	—	(.48)	10.98	1.88	231,378.83		4.23	.83	4.23	.82	4.24	12
2005	10.78	.48	.47	.95	(.48)	—	(.48)	11.25	8.97	232,171.84		4.35	.84	4.35	.83	4.35	16
2004	11.30	.50	(.53)	(.03)	(.49)	—	(.49)	10.78	(.28)	221,955.85		4.50	.85	4.50	.85	4.51	13
2003	10.81	.51	.51	1.02	(.53)	—	(.53)	11.30	9.63	233,996.86		4.65	.86	4.65	.85	4.66	14
Class B (2/97)
2007	10.99	.38	.05	.43	(.37)	(.01)	(.38)	11.04	3.87	7,351	1.63	3.38	1.63	3.38	1.61	3.39	16
2006	11.26	.39	(.27)	.12	(.39)	—	(.39)	10.99	1.12	8,570	1.58	3.48	1.58	3.48	1.57	3.49	12
2005	10.79	.40	.47	.87	(.40)	—	(.40)	11.26	8.15	9,197	1.58	3.60	1.58	3.60	1.58	3.60	16
2004	11.30	.41	(.52)	(.11)	(.40)	—	(.40)	10.79	(.95)	9,532	1.60	3.75	1.60	3.75	1.60	3.75	13
2003	10.81	.43	.50	.93	(.44)	—	(.44)	11.30	8.80	11,912	1.61	3.90	1.61	3.90	1.60	3.91	14
Class C (2/94)
2007	10.97	.40	.05	.45	(.39)	(.01)	(.40)	11.02	4.10	21,263	1.43	3.58	1.43	3.58	1.42	3.59	16
2006	11.24	.41	(.26)	.15	(.42)	—	(.42)	10.97	1.34	21,387	1.38	3.68	1.38	3.68	1.37	3.69	12
2005	10.77	.42	.47	.89	(.42)	—	(.42)	11.24	8.39	19,955	1.39	3.80	1.39	3.80	1.38	3.81	16
2004	11.29	.44	(.53)	(.09)	(.43)	—	(.43)	10.77	(.84)	21,402	1.40	3.95	1.40	3.95	1.40	3.95	13
2003	10.81	.45	.49	.94	(.46)	—	(.46)	11.29	8.93	23,336	1.41	4.10	1.41	4.10	1.40	4.11	14
Class R (2/97)
2007	10.99	.48	.04	.52	(.47)	(.01)	(.48)	11.03	4.79	2,169.68		4.31	.68	4.31	.67	4.33	16
2006	11.26	.49	(.26)	.23	(.50)	—	(.50)	10.99	2.10	895.63		4.44	.63	4.44	.62	4.45	12
2005	10.79	.50	.47	.97	(.50)	—	(.50)	11.26	9.20	561.64		4.54	.64	4.54	.64	4.55	16
2004	11.31	.52	(.53)	(.01)	(.51)	—	(.51)	10.79	(.10)	483.65		4.70	.65	4.70	.65	4.71	13
2003	10.82	.53	.50	1.03	(.54)	—	(.54)	11.31	9.80	534.66		4.86	.66	4.86	.65	4.86	14

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended May 31, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.04% for each share class.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
OHIO											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (6/85)
2007	$11.27	$.47	$.01	$.48	$(.47)	$(.03)	$(.50)	$11.25	4.30%	$346,298.98%		4.11%	.98%	4.11%	.98%	4.12%	10%
2006	11.65	.48	(.34)	.14	(.48)	(.04)	(.52)	11.27	1.30	348,198.83		4.21	.83	4.21	.83	4.21	13
2005	11.17	.51	.48	.99	(.51)	—	(.51)	11.65	9.00	358,529.84		4.43	.84	4.43	.83	4.44	11
2004	11.78	.53	(.60)	(.07)	(.54)	—	(.54)	11.17	(.62)	347,733.85		4.65	.85	4.65	.85	4.65	12
2003	11.16	.54	.62	1.16	(.54)	—	(.54)	11.78	10.65	385,619.87		4.69	.87	4.69	.87	4.69	12
Class B (2/97)
2007	11.25	.38	.02	.40	(.38)	(.03)	(.41)	11.24	3.64	16,125	1.73	3.36	1.73	3.36	1.73	3.37	10
2006	11.64	.40	(.35)	.05	(.40)	(.04)	(.44)	11.25	.47	20,504	1.58	3.45	1.58	3.45	1.58	3.46	13
2005	11.16	.42	.48	.90	(.42)	—	(.42)	11.64	8.22	25,621	1.58	3.69	1.58	3.69	1.58	3.69	11
2004	11.77	.45	(.61)	(.16)	(.45)	—	(.45)	11.16	(1.34)	26,057	1.60	3.90	1.60	3.90	1.60	3.90	12
2003	11.15	.45	.63	1.08	(.46)	—	(.46)	11.77	9.85	28,080	1.62	3.94	1.62	3.94	1.61	3.94	12
Class C (8/93)
2007	11.24	.40	.02	.42	(.41)	(.03)	(.44)	11.22	3.77	49,084	1.53	3.56	1.53	3.56	1.53	3.57	10
2006	11.63	.42	(.35)	.07	(.42)	(.04)	(.46)	11.24	.68	46,325	1.38	3.66	1.38	3.66	1.38	3.66	13
2005	11.15	.45	.48	.93	(.45)	—	(.45)	11.63	8.45	45,791	1.38	3.88	1.38	3.88	1.38	3.89	11
2004	11.76	.47	(.60)	(.13)	(.48)	—	(.48)	11.15	(1.14)	44,575	1.40	4.10	1.40	4.10	1.40	4.10	12
2003	11.15	.47	.62	1.09	(.48)	—	(.48)	11.76	9.99	50,999	1.42	4.14	1.42	4.14	1.41	4.14	12
Class R (2/97)
2007	11.25	.49	.02	.51	(.49)	(.03)	(.52)	11.24	4.53	125,050.78		4.31	.78	4.31	.78	4.32	10
2006	11.64	.50	(.34)	.16	(.51)	(.04)	(.55)	11.25	1.51	128,133.63		4.41	.63	4.41	.63	4.41	13
2005	11.16	.53	.48	1.01	(.53)	—	(.53)	11.64	9.24	139,017.64		4.64	.64	4.64	.64	4.64	11
2004	11.77	.56	(.61)	(.05)	(.56)	—	(.56)	11.16	(.41)	139,762.65		4.85	.65	4.85	.65	4.85	12
2003	11.15	.56	.62	1.18	(.56)	—	(.56)	11.77	10.89	154,781.67		4.89	.67	4.89	.67	4.89	12

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended May 31, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.15% for each share class.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
WISCONSIN											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (6/94)
2007	$10.20	$.39	$.06	$.45	$(.39)	$(.02)	$(.41)	$10.24	4.46%	$42,279.90%		3.78%	.90%	3.78%	.87%	3.82%	10%
2006	10.54	.40	(.28)	.12	(.41)	(.05)	(.46)	10.20	1.11	36,624.92		3.84	.92	3.84	.89	3.88	11
2005	10.16	.42	.37	.79	(.41)	—	(.41)	10.54	7.94	36,325.92		3.99	.92	3.99	.90	4.00	15
2004	10.62	.43	(.45)	(.02)	(.44)	—	(.44)	10.16	(.33)	39,033.92		4.12	.92	4.12	.91	4.13	21
2003	10.14	.43	.49	.92	(.44)	—	(.44)	10.62	9.41	42,360.93		4.19	.93	4.19	.91	4.20	8
Class B (2/97)
2007	10.22	.32	.05	.37	(.31)	(.02)	(.33)	10.26	3.67	2,464	1.65	3.04	1.65	3.04	1.62	3.07	10
2006	10.57	.32	(.29)	.03	(.33)	(.05)	(.38)	10.22	.26	3,295	1.67	3.09	1.67	3.09	1.64	3.12	11
2005	10.18	.34	.39	.73	(.34)	—	(.34)	10.57	7.25	4,600	1.67	3.24	1.67	3.24	1.66	3.25	15
2004	10.65	.35	(.46)	(.11)	(.36)	—	(.36)	10.18	(1.01)	4,568	1.67	3.37	1.67	3.37	1.66	3.38	21
2003	10.17	.36	.49	.85	(.37)	—	(.37)	10.65	8.53	5,960	1.67	3.44	1.67	3.44	1.66	3.45	8
Class C (2/97)
2007	10.23	.34	.05	.39	(.34)	(.02)	(.36)	10.26	3.91	5,975	1.45	3.24	1.45	3.24	1.42	3.27	10
2006	10.57	.35	(.29)	.06	(.35)	(.05)	(.40)	10.23	.49	5,422	1.47	3.29	1.47	3.29	1.44	3.33	11
2005	10.18	.36	.39	.75	(.36)	—	(.36)	10.57	7.47	4,797	1.47	3.44	1.47	3.44	1.45	3.45	15
2004	10.65	.37	(.46)	(.09)	(.38)	—	(.38)	10.18	(.84)	4,632	1.47	3.57	1.47	3.57	1.46	3.58	21
2003	10.16	.38	.50	.88	(.39)	—	(.39)	10.65	8.83	4,536	1.47	3.64	1.47	3.64	1.45	3.65	8
Class R (2/97)
2007	10.25	.42	.04	.46	(.41)	(.02)	(.43)	10.28	4.59	1,031.69		3.97	.69	3.97	.66	4.00	10
2006	10.59	.42	(.28)	.14	(.43)	(.05)	(.48)	10.25	1.34	202.72		4.04	.72	4.04	.68	4.07	11
2005	10.20	.44	.39	.83	(.44)	—	(.44)	10.59	8.25	63.72		4.21	.72	4.21	.71	4.22	15
2004	10.67	.45	(.46)	(.01)	(.46)	—	(.46)	10.20	(.10)	177.72		4.32	.72	4.32	.71	4.33	21
2003	10.18	.46	.50	.96	(.47)	—	(.47)	10.67	9.62	176.72		4.39	.72	4.39	.70	4.41	8

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust IV:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (constituting the Nuveen Multistate Trust IV, hereafter referred to as the “Funds”) at May 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 20, 2007

Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 21-23, 2007 (the “May Meeting”), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the “Fund Adviser”).

The Approval Process

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of the Funds. At each of its quarterly meetings, the Board reviews investment performance and various matters relating to the respective Fund’s operations, including the Fund’s compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Trustees received information on particular matters as the need arose. In considering whether to renew the respective advisory contract with the Fund Adviser at the May Meeting, the independent Trustees also received extensive materials well in advance of their meeting which outlined, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•

the Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•

the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and
•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to and responded to questions from the Board.

Prior to and after the presentations and reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider the renewal of the advisory contracts. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, as noted, the Trustees met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Trustees also relied upon their knowledge resulting from their meetings and other interactions throughout the year of the Fund Adviser, its services and the Funds. It is with this background that the Trustees considered each advisory contract.

A. Nature, Extent and Quality of Services

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser’s services. The Trustees reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for the applicable fund product line. As noted, the Trustees are already familiar with the organization, operations and personnel of the Fund Adviser due to the Trustees’ experience in governing the respective Fund and working with NAM on matters relating to the Funds. With respect to personnel, the Trustees also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, with respect to the municipal funds advised by NAM, the Trustees reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging team, risk management team (e.g., reviewing credit quality, duration limits, derivative use, as applicable), and investment operations (such as, enhancements to trading procedures, pricing procedures, and client services). The Trustees recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment process.

Annual Investment Management Agreement Approval Process (continued)

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to NAM, NAM provides the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the respective Fund, including,

•	product management;

•	fund administration;

•	oversight of shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support services.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Trustees recognized the quality of NAM’s compliance team. The Trustees further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the applicable Investment Management Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Adviser

The Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). With respect to municipal funds, the Trustees reviewed portfolio level performance against customized benchmarks, as described in further detail below.

In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund may not adequately reflect such Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen National Intermediate Duration Bond Fund (although this fund is reclassified in a more appropriate peer group for 2007).

In addition to the foregoing, with respect to state specific municipal funds, the Trustees also recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

With respect to municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Trustees also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Trustees determined that the respective Fund’s absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Trustees further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. In reviewing the comparison of fee and expense information, the Trustees recognized that in certain cases, the Fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impact the comparisons thereby limiting some of their usefulness. Based on their review of the fee and expense information provided, the Trustees determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such other clients include municipal managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds (as discussed above) is more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Trustees reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Trustees noted this information supplements the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Trustees noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Trustees also reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Trustees have recognized the subjective nature in determining profitability which may be affected by numerous factors, including, the allocation of expenses. Further, the Trustees have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Trustees reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Trustees also designated an independent Trustee as a point person for the Board to review the methodology determinations during the year and any refinements thereto and report back to them. The Trustees also reviewed the comparisons of Nuveen’s profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. In reviewing profitability, the Trustees recognized Nuveen’s increased investment into its fund business. Based on its review, the Trustees concluded that they were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved in 2004 a complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees noted that the last breakpoint for the complex-wide fee schedule is at the $91 billion level and anticipate further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders subject to further evaluation of the complex-wide fee schedule as assets in the complex increase.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to open-end funds, the Trustees considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Trustees also recognized that an affiliate of NAM provides distribution and shareholder services to the

Annual Investment Management Agreement Approval Process (continued)

Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

F. Other Considerations

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including the independent Trustees, unanimously concluded that the terms of the NAM Investment Management Agreements are fair and reasonable, that the Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the renewal of the NAM Investment Management Agreements should be approved.

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director (since 1996) formerly, Chairman (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director of Rittenhouse Asset Management, Inc. (since 1999); Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director (1996-2004) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); formerly, Director (1996-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Eugene S. Sunshine 1/22/50 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Senior Vice President for Business and Finance, Northwestern University (since 1997); Director (since 2003), Chicago Board Options Exchange; Chairman (since 1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	176
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’

holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $166 billion in assets as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MAN-MS6-0507D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Kansas Municipal Bond Fund	9,742	0	588	0
Kentucky Municipal Bond Fund	16,612	0	2,094	0
Michigan Municipal Bond Fund	11,964	0	1,066	0
Missouri Municipal Bond Fund	12,452	0	1,184	0
Ohio Municipal Bond Fund	18,330	0	2,437	0
Wisconsin Municipal Bond Fund	8,073	0	212	0

Total	$77,173	$0	$7,581	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Kansas Municipal Bond Fund	0	0	0	0
Kentucky Municipal Bond Fund	0	0	0	0
Michigan Municipal Bond Fund	0	0	0	0
Missouri Municipal Bond Fund	0	0	0	0
Ohio Municipal Bond Fund	0	0	0	0
Wisconsin Municipal Bond Fund	0	0	0	0

The above “Tax Fees” were billed for professional services for tax advice, tax compliance, and tax planning.

Fiscal Year Ended May 31, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Kansas Municipal Bond Fund	9,450	0	1,116	0
Kentucky Municipal Bond Fund	17,007	0	1,629	0
Michigan Municipal Bond Fund	11,888	0	1,295	0
Missouri Municipal Bond Fund	12,281	0	1,307	0
Ohio Municipal Bond Fund	18,770	0	1,739	0
Wisconsin Municipal Bond Fund	7,515	0	998	0

Total	$76,911	$0	$8,085	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Kansas Municipal Bond Fund	0	0	0	0
Kentucky Municipal Bond Fund	0	0	0	0
Michigan Municipal Bond Fund	0	0	0	0
Missouri Municipal Bond Fund	0	0	0	0
Ohio Municipal Bond Fund	0	0	0	0
Wisconsin Municipal Bond Fund	0	0	0	0

The above “Tax Fees” were billed for professional services for tax advice, tax compliance, and tax planning.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal State Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers [1]	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal State Trust IV	$0	$14,700	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

[1]

The amounts reported for the Trust under the column heading “Tax Fees” represents amounts billed to the Adviser exclusively for the preparation for the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers LLP serves as independent registered public accounting firm, these fees amounted to $127,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Pricewaterhouse Coopers, LLC will no longer prepare the fund tax returns.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 31, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Kansas Municipal Bond Fund	588	0	0	588
Kentucky Municipal Bond Fund	2,094	0	0	2,094
Michigan Municipal Bond Fund	1,066	0	0	1,066
Missouri Municipal Bond Fund	1,184	0	0	1,184
Ohio Municipal Bond Fund	2,437	0	0	2,437
Wisconsin Municipal Bond Fund	212	0	0	212

Total	$7,581

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Kansas Municipal Bond Fund	1,116	2,450	0	3,566
Kentucky Municipal Bond Fund	1,629	2,450	0	4,079
Michigan Municipal Bond Fund	1,295	2,450	0	3,745
Missouri Municipal Bond Fund	1,307	2,450	0	3,757
Ohio Municipal Bond Fund	1,739	2,450	0	4,189
Wisconsin Municipal Bond Fund	998	2,450	0	3,448

Total	$8,085

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 8, 2007

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 8, 2007

*	Print the name and title of each signing officer under his or her signature.